SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


            [X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported) January 31, 2000



                               LINC CAPITAL, INC.
             (Exact name of registrant as specified in its charter)



                        Commission File Number: 000-23309



                 Delaware                       06-0850149
     (State or other jurisdiction of         (I.R.S. Employer
      incorporation or organization)         Identification No.)


                       303 East Wacker Drive, Suite 1000,
                             Chicago, Illinois 60601
               (Address of principal executive offices)(Zip Code)



                               (312) 946-1000
             (Registrant's telephone number, including area code)

Item 5.   Other Events.
     On February 1, 2000, LINC Capital, Inc. (the "Company") issued a press release announcing the placement of preferred stock. The Company completed an initial closing of the private placement for up to $7.5 million in Series A 8 percent cumulative redeemable preferred stock with detachable warrants. The initial closing was for $5,625,000. Warrants to purchase 326,250 shares of the Company's common stock at $5.49 per share were issued by the Company to investors. Additional warrants for up to 652,500 shares may be issued on a pro rata basis through September 30, 2000, if the preferred shares are not redeemed as a result of a change of control or a refinancing prior to that time. Approximately 45 percent of the investment in the preferred stock was made by the Company's management and the balance by unrelated private and institutional investors. Details of the preferred stock and warrants are contained in Exhibit 4.2 to this filing.

     The Company also announced that it had renewed its revolving credit facility until December 31, 2000 for $107 million. Details of the renewal are contained in Exhibit 10.1 (e) to this filing.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits. The following exhibits are being filed with this report:

     4.2 (a) Offering of Units of Series A 8% Senior Cumulative Preferred Stock-Stock Purchase Agreement

     4.2 (b) Certificate  of   Designation  of  the  Rights  and Preferences  of
             Series A 8% Senior Cumulative Preferred Stock

     4.2 (c) Stock  Purchase  Warrant  and  Registration  Rights Agreement

     10.1(e) Amendment No. 10 to Third Amended and Restated Loan Agreement

     99.1    Press Release dated February 1, 2000








                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   LINC CAPITAL, INC.
Dated: March 15, 2000


                                               By: /s/ Allen P. Palles
                                                   -------------------
                                                   Allen P. Palles

                                                  Executive Vice President
                                                  and Chief Financial Officer
                                                  (Principal  Financial Officer)

                                  Exhibit Index


The following exhibits are filed as part of this report:


Exhibit No.                Item


4.2 (a) Offering of Units of Series A 8% Senior Cumulative Preferred Stock -- Stock Purchase Agreement

4.2 (b) Certificate of Designation of the Rights and Preferences of Series A 8% Senior Cumulative Preferred Stock

4.2 (c)                    Stock Purchase Warrant and Registration
                           Rights Agreement

10.1(e)                    Amendment No. 10 to Third Amended and Restated
                           Loan Agreement

99.1                       Press Release dated February 1, 2000

                                 Exhibit 4.2 (a)


                               LINC Capital, Inc.

                                   Offering of

                                    Units of

                 Series A 8 % Senior Cumulative Preferred Stock

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "Agreement") is dated as of January 31,
2000  by  and  between  LINC  Capital,   Inc.,  a  Delaware   corporation   (the
"Company"), and the undersigned Purchaser (the "Purchaser").

          The parties hereto agree as follows:

Section 1.     Subscription, Authorization, Closing and Commitment Fee.

          1A. Authorization of the Series A Preferred. The Company has authorized the issuance and sale to Purchaser of the number of shares of Series A Preferred indicated on the Omnibus Signature Page provided herewith by the Purchaser (the "Shares").

          1B. Purchase and Sale of the Shares. At the Closing, subject to the terms and conditions set forth herein, the Company shall sell to Purchaser and Purchaser shall purchase from the Company, the Shares, free of all Liens (other than transfer restrictions imposed by federal or state securities laws), for a purchase price of $25,000.00 per share (the "Purchase Price"). The undersigned Purchaser, intending to be legally bound, hereby tenders this subscription and applies for the purchase of the number of Shares indicated on the Omnibus Signature Page provided herewith.

          1C. The Closing and Termination of Sale and Purchase Obligation. The closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of Kirkland & Ellis, 200 E. Randolph Drive, Chicago, Illinois 60601 five (5) days after receipt of written notice to the Purchaser from the Company of its intention to sell the Shares (the "Closing Notice"), provided, however, if the Company does not provide a Closing Notice on or before March 31,2000, the Purchaser shall have no further obligation to purchase, and the Company shall have no further obligation to sell, the Shares hereunder or otherwise.

Section 2.    Deliveries at Closing.

          2A. The Company's Deliveries at Closing. At or before the Closing, the Company shall deliver to counsel for Purchaser all of the following:

          (i) certified copies of the resolutions duly adopted by the board of directors of Company authorizing (a) the performance of this Agreement and the Stock Purchase Warrant by the Company, and (b) the consummation of all transactions contemplated by this Agreement and the Stock Purchase Warrant by the Company;

          (ii) a certified copy of the Certificate of Incorporation of the Company (the "Charter") as in effect at the Closing, a certified copy of the by-laws of the Company as in effect at the Closing, a certified copy of the Certificate of Designation of the Series A Preferred and a certificate of good standing of the Company from the State of Delaware dated within 5 days of the Closing;

          (iii) stock certificates for the Shares registered in Purchaser's name; and

          (iv) a counterpart of the Stock Purchase Warrant duly executed by the Company covering an initial number of warrant shares indicated on the Omnibus Signature Page provided herewith by the Purchaser (the "Warrant Shares").

          2B. Purchaser's Deliveries at the Closing. At or before the Closing, Purchaser shall pay via wire transfer of immediately available funds to a bank account designated by the Company an amount equal to the Purchase Price.

          2C. Notwithstanding anything to the contrary contained herein, it shall be a condition precedent to the Purchaser's obligation to proceed to closing hereunder that: (a) the Company shall have been able to renew or refinance its senior credit facility, which matures on January 31, 2000, on terms reasonably acceptable to the company; and (b) the Company shall have received binding subscriptions for at least two hundred shares of Series A Preferred from Accredited Investors satisfying the Company's suitability standards.

Section 3.  Commitment Fee.

As  a  material   inducement  to  cause   the  Purchaser   to  enter  into  this
Agreement, the Company shall pay to the Purchaser a commitment fee (the "Commitment Fee") as follows:
          (a) A Commitment Fee equal to 2% of the Purchase Price shall be paid to the Purchaser not later than five (5) Business Days following the receipt by the Company of binding subscriptions to purchase not less than 200 shares of Series A Preferred; and

          (b) An additional Commitment Fee equal to 2% of the Purchase Price shall be paid to the Purchaser not later than April 5, 2000 in the event that the Closing does not occur by March 31, 2000.

Section 4.   Representations  and  Warranties  of  Purchaser.   Purchaser hereby
represents and warrants as of the date hereof and as of the Closing as follows:

          4A Organization and Power of Purchaser. If Purchaser is a corporation, limited liability company or partnership, it is duly organized, validly existing and in good standing under the laws of the state of its organization and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify except where the failure to so qualify would not have a material adverse effect upon the transactions contemplated by this Agreement.

          4B Authorization; No Breach. The execution, delivery and performance of this Agreement and the Stock Purchase Warrant have been duly authorized by Purchaser. Each of this Agreement and the Stock Purchase Warrant, when it is executed by the parties thereto, will constitute a valid and binding obligation of Purchaser enforceable in accordance with its respective terms except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity. The execution and delivery by Purchaser of this Agreement and the Stock Purchase Warrant and the purchase of the Shares hereunder and the fulfillment of and compliance with the respective terms hereof and thereof by Purchaser do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any Lien upon Purchaser's securities or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, (A) the constituting documents of Purchaser, (B) any law, statute, rule or regulation to which Purchaser is subject, or (C) any material agreement or instrument, or any order, judgment or decree to which Purchaser is subject, except in the case of (B) and (C) where such conflict, default or violation would not have a material adverse effect on Purchaser.

          4C Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement, based on any arrangement or agreement binding upon Purchaser for which the Company or its Subsidiaries could become liable. Purchaser shall pay, and hold the Company harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

          4D Purchaser's Investment Representations. The Purchaser understands that the Shares and the Warrant Shares have not been registered under the Securities Act, or under any other Federal or state law and that the Company does not contemplate such a registration, except in accordance with the Stock Purchase Warrant. Purchaser hereby represents that it is acquiring the Shares purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein shall prevent Purchaser and subsequent holders of Shares and Warrant Shares from transferring such securities in compliance with the applicable federal and state securities laws.

          4E Suitability Standards.

          (i) The Purchaser has read and meets the investor suitability standards set forth in the Memorandum;

          (ii) The Purchaser is able to bear the substantial economic risks of an investment in the Shares and could afford a complete loss of such investment. The Purchaser has adequate means of providing for the Purchaser's current needs and possible personal contingencies and has no need for liquidity of his investment in the Shares. The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the Purchaser's net worth, and the Purchaser's investment in the Shares will not cause such overall commitment to become excessive;

          (iii) The Purchaser or the Purchaser's advisor has such knowledge, sophistication and experience in financial and business matters that he is capable of evaluating the merits and risks of this investment, and has made such investigations in connection herewith as have been deemed necessary or desirable so as not to rely upon the Memorandum for legal, tax, or economic advice related to this investment; and

          (iv) The Purchaser has furnished to the Company an appropriate Purchaser Questionnaire that has been completed and executed by the Purchaser and the information in which remains true and complete in all respects.

          4F Purchaser's Investigation.

          (i) The Purchaser and the Purchaser's advisers, if any, have been furnished and have carefully read (a) the Memorandum and (b) the documents, financial information and other material which are Exhibits hereto and thereto or enclosed herewith or therewith or otherwise supplied to the Purchaser by the Company, and understands the risks and other considerations relating to a purchase of the Shares, including the risks set forth in the legends on the initial pages of the Memorandum and under RISK FACTORS in the Memorandum;

          (ii) The Purchaser and the Purchaser's advisers, if any, have been furnished all materials relating to the Company and all matters set forth in the Memorandum which have been requested, and have been afforded the opportunity to obtain any additional information necessary to verify the accuracy of any representations or information set forth in the Memorandum and such materials; and

          (iii) No oral or written representations have been made or oral or written information furnished to the Purchaser or the Purchaser's advisor(s) in connection with the offering of the Shares which are in any way inconsistent with the information stated in the Memorandum.

          4G Purchaser's Acknowledgements

          The Purchaser and the Purchaser's advisers are aware that:

          (i) The Company is relying upon the representations and warranties contained in this Purchase Agreement in determining in part whether the Offering meets the exemption from registration provided under the Securities Act and in determining whether to accept the subscription tendered hereby.

          (ii) The financial forecast and financial projections contained in the Memorandum are estimates only and are subject to the qualifications set forth therein and in the Memorandum, and there can be no assurance of their accuracy. The Purchaser understands that such forecast and financial projections depict what would happen only upon the occurrence of certain events, based on certain assumptions, without regard to their likelihood of occurrence.

          (iii) The subscription hereunder is irrevocable through March 31, 2000 and the Purchaser is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Purchaser hereunder at any time prior to such date and that this Agreement and such agreements shall survive the death or dissolution of the Purchaser and shall be binding upon and inure to the benefit of the Company, its successors and assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and each such person's heirs, executors, administrators, successors, legal representatives and assigns.

          4H. Restricted Securities

          (i) General Provisions. The Purchaser hereby acknowledges that the Restricted Securities to be received by such Purchaser are transferable only pursuant to (a) public offerings registered under the Securities Act, (b) Rule 144 or Rule 144A of the SEC (or any similar rule or rules then in force) if such rule is available and (c) subject to the conditions specified in Section 4H (ii) below, any other legally available means of transfer.

          (ii) Opinion Delivery In connection with the transfer of any Restricted Securities (other than a transfer described in
                    Section 4H (i) (a) or (b) above), the holder thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or Barack Ferrazzano Kirshbaum Perlman & Nagelberg or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Kirkland & Ellis or Barack Ferrazzano Kirshbaum Perlman & Nagelberg or such other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in Section 7D. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section and
                    Section 7D.

          (iii) Rule 144A. Upon the request of the Purchaser, the Company shall promptly supply to the Purchaser or its prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the SEC.

          (iv) Legend Removal. If any Restricted Securities become eligible for sale pursuant to Rule 144(k)of the SEC, the Company shall, upon the request of the holder of such Restricted Securities, remove the legend set forth in Section 7D from the certificates for such Restricted Securities.

Section 5. Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and as of the Closing as follows:

          5A. Organization, Corporate Power and Licenses. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify, except where the failure to so qualify would not have a Material Adverse Effect. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and as presently proposed to be conducted and to carry out the transactions contemplated by this Agreement and the Stock Purchase Warrant.

          5B. Capitalization and Related Matters.

          (i) As of immediately before the Closing, the authorized capital stock of the Company shall consist only of: (x) 1,000,000 shares of Series Preferred Stock, $.01 per share par value, of which 600 shares have been designated "Series A 8% Senior Cumulative Preferred Shares" and zero shares will be issued and outstanding, and (y) 15,000,000 shares of Common Stock, $.001 per share par value, of which 5,265,050 shares, plus any shares issued upon the exercise of stock options after December 31, 1999, will be issued and outstanding. As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

          (ii) There are no statutory or contractual stockholders' preemptive rights or rights of refusal with respect to the issuance of the Shares. Assuming Purchaser's representations and warranties set forth in Section 4 and similar representations by other purchasers in the Offering are true and correct as of the date hereof, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Shares do not require registration under the Securities Act or any applicable state securities laws.

          5C. Authorization; No Breach. The execution, delivery and performance of this Agreement and the Stock Purchase Warrant by the Company have been duly authorized by the Company. Each of this Agreement and the Stock Purchase Warrant, when it is executed by the parties thereto, will constitute a valid and binding obligation of the Company enforceable in accordance with its respective terms except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity. The execution and delivery by the Company of this Agreement and the Stock Purchase Warrant, the offering, sale and issuance of the Shares hereunder (including compliance by the Company with all terms of the Shares) and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any Lien upon the Company's or any Subsidiaries' securities or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, (A) the Certificate of Incorporation of the Company, the Company's By-Laws or the constituting documents of any Subsidiary of the Company, (B) any law, statute, rule or regulation to which the Company or any Subsidiary of the Company is subject, or (C) any material agreement or instrument, or any order, judgment or decree to which the Company or any Subsidiary of the Company is subject, except in the case of (B) and
          (C) where such conflict, default or violation would not have a Material Adverse Effect.

          5D. SEC Documents and Financial Statements. The Company has heretofore delivered to Purchaser each of the following:

          (i) Annual Report of the Company on Form 10-K as filed with the SEC for the Company's fiscal year ended December 31, 1998; and

          (ii) Quarterly Report of the Company on Form 10-Q as filed with the SEC for the fiscal quarter of the Company ended September 30, 1999. Each of the foregoing documents (the "SEC Reports") did not at the time it was filed with the SEC nor as of the date hereof contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, or are now made, respectively, not misleading. All of the financial statements contained in the SEC Reports have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, fairly present in all material respects the financial position of the Company and its Subsidiaries as of such dates and the results of operations and cash flows of the Company and the Subsidiaries for such periods, and are consistent with the books and records of the Company and its Subsidiaries; provided, however, that the Most Recent Financial Statements are subject to year-end adjustments (which year-end adjustments would not, in the aggregate, be reasonably expected to have a Material Adverse Effect on the Most Recent Financial Statements) and lack footnotes and other presentation items.

          5E. Reports with the SEC. The Company and the Subsidiaries have made all filing with the SEC which they are required to make (including, without limitation, all required filings under the Securities Act and the Securities Exchange Act of 1934, as amended), and have not received any request from the SEC to file any amendment or supplement to any of the reports filed with the SEC.

          5F. Brokerage. There are no claims for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company or any Subsidiary. The Company shall pay, and hold Purchaser harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out-of-pocket expenses) arising in connection with any such claim.

Section 6. Survival and Indemnification.

          6A. Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and continue in full force and effect until 180 days after the Company delivers to Purchaser audited financial statements of the Company and the Subsidiaries for the fiscal year ended December 31, 1999.

          6B. Indemnification. Notwithstanding anything herein to the contrary, the Company shall not be liable for any inaccuracy of any representation or warranty contained herein unless all such inaccuracies, in the aggregate, shall have a Material Adverse Effect, provided that for the purpose of determining any inaccuracy of a representation or warranty, any qualification as to materiality or Material Adverse Effect contained therein shall be ignored.

Section 7. Miscellaneous.

          7A. Expenses. The Company shall pay all reasonable out-of-pocket fees and expenses of the Company and the reasonable attorneys fees of Barack Ferrazzano Kirshbaum Perlman & Nagelberg counsel to the Purchaser incurred in connection with this Agreement, the Stock Purchase Warrant and the transactions contemplated hereby and thereby.

          7B. Consent to Amendments. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the prior written consent of the holders of a majority of the issued and outstanding Series A Preferred. No other course of dealing between the Company and Purchaser or any delay in exercising any rights hereunder or under the Stock Purchase Warrant shall operate as a waiver of any rights of any such holders.

          7C. Successors and Assigns. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and Purchaser and their respective permitted successors and assigns, provided, however, that Purchaser shall not assign this Agreement or any of the rights or interests hereunder to any Person other than an Affiliate of Purchaser.

          7D. Legends. Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

          "The securities represented by this certificate were originally issued on [Closing Date] and have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such act or an exemption from registration under such act. The transfer of the securities represented by this certificate is subject to the conditions specified in the Purchase Agreement, dated as of January ___, 2000 and as amended and modified from time to time, between the issuer (the "Company") and certain investors, and the Company reserves the right to refuse the transfer of such securities until such conditions shall be satisfied by the Company and the holder hereof upon written request and without charge."

          7E. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          7F. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          7G. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

          7H. Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          7I. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) on the next business day following the date on which the same shall have been sent to the recipient by reputable overnight courier service (charges prepaid),
          (iii) when delivered via facsimile (with appropriate confirmation of receipt), or (iv) on the fifth day following the date on which the same shall have been mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to Purchaser and to the Company at the addresses indicated below:

          If to Purchaser:

          AT THE ADDRESS SET FORTH FOR NOTICES TO PURCHASER IN THE OMNIBUS SIGNATURE PAGE

                If to the Company:

                LINC Capital, Inc.
                303 E. Wacker Drive, Suite
                Chicago, Illinois 60601
                FAX:              312-946-7304
                Attention:        Martin E. Zimmerman

                with a copy to:

                Kirkland & Ellis
                200 E. Randolph Drive, 57th Floor
                Chicago, Illinois 60601

                FAX:              312-861-2200
                Attention:        Carter Emerson P.C.

          or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          7J. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          7K. Entire Agreement. This Agreement and the Stock Purchase Warrant embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

Section 8.  Definitions

                    "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

                    "Closing" has the meaning set forth in Section 1C hereof.

                    "Common Stock" means, collectively, the Company's Common Stock, par value $.001 per share, and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

                    "Company" has the meaning set forth in the preface hereof.

                    "GAAP" means United States generally accepted accounting principles.

                    "Lien"  means  any  mortgage,   pledge,  security  interest,
          encumbrance, lien or charge of any kind.

                    "Material Adverse Effect" means any material adverse effect on the business, financial condition, operations, results of operations, employee relations, customer or supplier relations or assets of the Company and its Subsidiaries, taken as a whole.

                    "Memorandum" means the Confidential Private Placement Memorandum of the Company dated as of January 2000 relating to the offering of the Series A Preferred, as such Memorandum may be amended or supplemented from time to time.

                    "Most Recent Financial Statements" means the unaudited consolidated financial statements as of September 30, 1999 for the Company and the Subsidiaries, which are contained in the Quarterly Report of the Company on Form 10-Q as filed with the SEC for the Company's fiscal quarter ended September 30, 1999.

                    "Offering"   means  the  offering  of  shares  of  Series  A
          Preferred pursuant to the Memorandum.

                    "Omnibus Signature Page" means the Omnibus Signature Page executed by the Purchaser pursuant to the Purchaser Questionaire completed by the Purchaser, which Omnibus Signature Page shall constitute Purchaser's execution of this Purchase Agreement and the Stock Purchase Warrant.

                    "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                    "Public Offering" means a sale of Common Stock to the public in an offering pursuant to an effective registration statement filed with the SEC pursuant to the Securities Act, as then in effect, provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan. "Purchaser Questionaire" means that certain Purchaser Questionaire completed by the Purchaser relating to Purchasers suitability standards relating to an investment in the Shares.

                    "Restricted Securities" means (i) the Series A Preferred issued hereunder, (ii) the Warrant Shares, (iii) the Stock Purchase Warrant and (iv) any securities issued or distributed in respect of or in substitution for any of the securities referred to in clauses (i),
          (ii) or (iii) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 (or any similar provision then in force) promulgated under the Securities Act or become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) promulgated under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the legend set forth in Section 7D have been delivered by the Company in accordance with Section 4H (ii). Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in Section 7D.

                    "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                    "SEC" means the United States Securities and Exchange Commission and any governmental body or agency succeeding to the functions thereof.

                    "SEC Reports" has the meaning set forth in Section 5D.

                    "Series A Preferred" means the Series A 8% Senior Cumulative Preferred Stock to be issued by the Company pursuant to the Certificate of Designation of Rights and Preferences the form of which is attached hereto as Exhibit A.

                    "Shares" has the meaning set forth in Section 1A hereof.

                    "Stock Purchase Warrant" means the Stock Purchase Warrant and Registration Rights Agreement in the form of Exhibit B attached hereto.

                    "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i)-if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing general partner of such partnership, association or other business entity.

                    "Warrant  Shares"  has the  meaning  set forth in Section 2A
          (iv) hereof.


                                  [END OF PAGE]
                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement on the date first written above.

                                    LINC CAPITAL, INC.



                                    By:
                                        --------------------------
                                        Name:  Martin E. Zimmerman
                                        Title: Chairman and CEO



            THIS STOCK PURCHASE AGREEMENT WILL BE DEEMED TO HAVE BEEN EXECUTED FOR ALL PURPOSES BY THE PURCHASER WHEN THE
            PURCHASER SIGNS THE OMNIBUS SIGNATURE PAGE PROVIDED AS PART OF THE APPLICABLE PURCHASER QUESTIONAIRE.

                               LINC CAPITAL, INC.

                  CERTIFICATE OF DESIGNATION OF THE RIGHTS AND
          PREFERENCES OF SERIES A 8 % SENIOR CUMULATIVE PREFERRED STOCK

          Pursuant to the authority vested in the Board of Directors of LINC Capital, Inc. (the "Board of Directors") by Section 2.A of Article Fourth of the Company's Certificate of Incorporation (the "Certificate"), the Board of Directors, by duly adopted resolution dated January 17,2000 has duly designated 600 shares of the 1,000,000 authorized Series Preferred Shares of the Company as the "8% Series A Cumulative Redeemable Preferred Shares" (the "Series A Preferred") which shall possess the preferences, rights, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares as set forth in this Certificate of Designation. Certain other capitalized terms used herein are defined in Section VII hereof.

Section I.            Dividends.

          Section 1A. General Obligation. When and as declared by the Company's board of directors and to the extent permitted under the General Corporation Law of Delaware, the Company shall pay preferential dividends to the holders of the Series A Preferred as provided in this Section-I. Except as otherwise provided herein, dividends on each share of the Series A Preferred (a "Share") shall accrue on a daily basis at the following rates:

          (1)       From and  including  the date of  issuance to the earlier of
                    (a) December 31, 2000 or (b) any Redemption Date occurring prior to January 1,2001, 8% per annum of the sum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon;

          (2) From and including January 1, 2001 to the earlier of (a) December 31, 2001 or (b) any Redemption Date occurring after December 31, 2000, 10 % per annum of the sum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon; and

          (3) From and including January 1, 2002 to and including any Redemption Date occurring after December 31, 2001, 12 % per annum of the sum of the Liquidation Value thereof plus all accumulated and unpaid dividends thereon.

          No dividends on shares of Series A Preferred shall be declared or authorized by the Board of Directors or paid or set apart for payment by the Company at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness, prohibits such authorization, payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default hereunder, or if such authorization or payment shall be restricted or prohibited by law.

          Notwithstanding the forgoing, such dividends shall accrue whether or not they have been authorized or declared, whether or not such authorization or declaration is prohibited by any agreement or would constitute a breach thereof and whether or not there are profits, surplus or other funds of the Company legally available for the payment of dividends. Such dividends shall be cumulative such that all accrued and unpaid dividends shall be fully paid or declared with funds irrevocably set apart for payment before any dividend, distribution or payment may be made with respect to any Junior Securities.

          The date on which the Company initially issues any Share shall be deemed to be its "date of issuance" regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Company and regardless of the number of certificates which may be issued to evidence such Share.

          Section 1B. Dividend Reference Dates. To the extent not paid on April 1, July 1, October 1 and January 1 of each year, beginning April 1, 2000(the "Dividend Reference Dates"), all dividends which have accrued on each Share outstanding during the three-month period (or other period in the case of the initial Dividend Reference Date) ending upon each such Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such Share until paid. For purposes of determining the dividend payable on April 1, 2000, those Shares issued by the Company prior to February 1, 2000 shall accrue dividends from January 1, 2000.


          Section 1C. Distribution of Partial Dividend Payments. Except as otherwise provided herein, if at any time the Company pays less than the total amount of dividends then accrued with respect to the Class A Preferred, such payment shall be distributed ratably among the holders of such class based upon the number of Shares of such class held by each such holder.

Section II.  Liquidation.

          Section 2A. Liquidation Payment. Upon any liquidation, dissolution or winding up of the Company, each holder of Series A Preferred shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount in cash equal to the aggregate Liquidation Value (plus all accrued and unpaid dividends) of all Shares held by such holder, and the holders of Series A Preferred shall not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Company, the Company's assets to be distributed among the holders of the Series A Preferred are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Liquidation Value (plus all accrued and unpaid dividends) of the Series A Preferred held by each such holder. Prior to the time of any liquidation, dissolution or winding up of the Company, the Company shall declare for payment all accrued and unpaid dividends with respect to the Series A Preferred. The Company shall mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment date stated therein, to each record holder of Series A Preferred. Except as provided in section 2B below, neither the consolidation or merger of the Company into or with any other entity or entities, nor the sale or transfer by the Company of all or any part of its assets, nor the reduction of the capital stock of the Company, shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this
          Section 2.

          Section 2B. Merger or Consolidation. For purposes of this Section II, the consolidation or merger of the Company and its Subsidiaries with or into another entity or entities or a sale or transfer of substantially all of the assets of the Company and its Subsidiaries on a consolidated basis (measured by either book value in accordance with generally accepted accounting principles consistently applied or fair market value determined in the reasonable good faith judgment of the Company's board of directors) in any transaction or series of transactions (other than sales in the ordinary course of business) shall be deemed to be a liquidation, dissolution and winding up of the Company, and the holders of the Series A Preferred shall be entitled to receive payment of the amounts payable with respect to the Series A Preferred upon a liquidation, dissolution or winding up in cancellation of their Shares upon the consummation of any such transaction; provided that the foregoing provision shall not apply to any merger or consolidation in which (i) the Company is the surviving entity and (ii) the holders of the Company's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Company's board of directors immediately prior to the merger or consolidation continue to own the Company's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Company's board of directors immediately after the merger.

         Section 2C. Priority of Series A Preferred.

          So long as any Series A Preferred remains outstanding,

          (i) neither the Company nor any Subsidiary shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities, nor shall the Company directly or indirectly pay or declare any dividend or make any distribution upon any Junior Securities, if at the time of or immediately after any such redemption, purchase, acquisition, dividend or distribution the Company has failed to pay the full amount of dividends accrued on the Series A Preferred or the Company has failed to make any redemption of the Series A Preferred required hereunder.

          (ii) the Company shall not issue any class or series of its preferred stock that is senior to or pari passu with the Series A Preferred as to payment of dividends, making of distributions or liquidation preferences without the prior written consent or affirmative vote (as a separate class) of the holders of at least 50% of the Series A Preferred outstanding at the time such action is taken.

Section III. Redemptions.

          Section 3A. Scheduled Redemptions. The Company shall redeem all Shares of Series A Preferred (or such lesser number then outstanding) on January 31, 2005(the "Scheduled Redemption Date"), at a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon).

          Section 3B. Optional Redemptions. The Company may at any time redeem all or any portion of Class-A Preferred then outstanding. On any such redemption, the Company shall pay a price per Share equal to the Liquidation Value thereof plus all accrued and unpaid dividends thereon. No redemption pursuant to this paragraph may be made for less than ten (10) Shares (or such lesser number of Shares then outstanding), and redemptions made pursuant to this paragraph shall not relieve the Company of its obligation to redeem Shares on the Scheduled Redemption Date.

          Section 3C. Redemption After Public Offering. The Company shall, at the request (by written notice given to the Company) of the holders of at least 50% of the Series A Preferred outstanding at the time of such request, apply at least 25% of the net cash proceeds from any Public Offering remaining after deduction of all discounts, underwriters' commissions and other reasonable expenses to redeem Shares of Series A Preferred at a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon). Such redemption shall take place on a date fixed by the Company, which date shall be not more than five days after the Company's receipt of such proceeds. Redemptions of Shares pursuant to this paragraph shall not relieve the Company of its obligation to redeem Shares on the Scheduled Redemption Date.

          Section 3D. Change in Ownership. If a Change in Ownership has occurred or the Company obtains knowledge that a Change in Ownership is to occur, the Company shall give prompt written notice of such Change in Ownership describing in reasonable detail the definitive terms and date of consummation thereof to each holder of Series A Preferred, but in any event such notice shall not be given later than five days after the occurrence of such Change in Ownership. The holder or holders of the Series A Preferred then outstanding may require the Company to redeem all or any portion of the Series A Preferred owned by such holder or holders at a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon) by giving written notice to the Company of such election prior to the later of
          (a) 21 days after receipt of the Company's notice and (b) five days prior to the consummation of the Change in Ownership (the "Expiration Date"). The Company shall give prompt written notice of any such election to all other holders of Series A Preferred within five days after the receipt thereof, and each such holder shall have until the later of (a) the Expiration Date or (b) ten days after receipt of such second notice to request redemption (by giving written notice to the Company) of all or any portion of the Series A Preferred owned by such holder. Upon receipt of such election(s), the Company shall be obligated to redeem the aggregate number of Shares specified therein on the later of (a) the occurrence of the Change in Ownership or
          (b) five days after the Company's receipt of such election(s). If in any case a proposed Change in Ownership does not occur, all requests for redemption in connection therewith shall be automatically rescinded. The term "Change in Ownership" means any sale or issuance or series of sales and/or issuances of shares of the Company's capital stock by the Company or any holders thereof which results in any Person or group of affiliated Persons (other than the owners of Common Stock as of the date of the Purchase Agreement) owning capital stock of the Company possessing the voting power (under ordinary circumstances) to elect a majority of the Company's board of directors.

          Redemptions made pursuant to this paragraph-3D shall not relieve the Company of its obligation to redeem Series A Preferred on the Scheduled Redemption Date pursuant to Section 3A hereof.

          Section 3E. Redemption Payment. For each Share that is to be redeemed, the Company shall be obligated on the Redemption Date to pay to the holder thereof (upon surrender by such holder at the Company's principal office of the certificate representing such Share) an amount in immediately available funds equal to the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon). If the funds of the Company legally available for redemption of Shares on any Redemption Date are insufficient to redeem the total number of Shares to be redeemed on such date, those funds which are legally available shall be used to redeem the maximum possible number of Shares ratably among the holders of the Shares to be redeemed based upon the aggregate Liquidation Value of such Shares (plus all accrued and unpaid dividends thereon) held by each such holder. At any time thereafter when additional funds of the Company are legally available for the redemption of Shares, such funds shall immediately be used to redeem the balance of the Shares which the Company has become obligated to redeem on any Redemption Date but which it has not redeemed. Prior to the time of any redemption of Series A Preferred, the Company shall declare for payment all accrued and unpaid dividends with respect to the Shares that are to be redeemed.

          Section 3F. Notice of Redemption. The Company shall mail written notice of each redemption of Series A Preferred (other than a redemption at the request of a holder or holders of such Series A Preferred) to each record holder thereof not more than 60 nor less than 30 days prior to the date on which such redemption is to be made; provided that any redemption of Series A Preferred at the Company's option which is to occur within one year after the issuance of such Series A Preferred may be made on not less than 5 days notice prior to the date on which such redemption is to be made. Upon mailing any notice of redemption which relates to a redemption at the Company's option, the Company shall become obligated to redeem the total number of Shares specified in such notice at the time of redemption specified therein. In case fewer than the total number of Shares represented by any certificate are redeemed, a new certificate representing the number of unredeemed Shares shall be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed Shares.

          Section 3G. Determination of the Number of Each Holder's Shares to be Redeemed. Except as otherwise provided herein, the number of Shares of Series A Preferred to be redeemed from each holder thereof in redemptions hereunder shall be the number of Shares determined by multiplying the total number of Shares to be redeemed times a fraction, the numerator of which shall be the total number of Shares then held by such holder and the denominator of which shall be the total number of Shares of such class then outstanding.

          Section 3H. Dividends After Redemption Date. No Share is entitled to any dividends accruing after the date on which the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is paid to the holder thereof. On such date all rights of the holder of such Share shall cease, and such Share shall not be deemed to be outstanding.

          Section 3I. Redeemed or Otherwise Acquired Shares. Any Shares which are redeemed or otherwise acquired by the Company shall be canceled and shall not be reissued, sold or transferred.

          Section 3J. Other Redemptions or Acquisitions. Neither the Company nor any Subsidiary shall redeem or otherwise acquire any Series A Preferred, except as expressly authorized herein or pursuant to a purchase offer made pro-rata to all holders of a particular class of Series A Preferred on the basis of the number of Shares of such class owned by each such holder.

Section IV. Events of Noncompliance.

          Section 4A. Definition. An Event of Noncompliance shall be deemed to have occurred if:

          (i) the Company fails to pay on any Dividend Reference Date the full amount of dividends then accrued on the Series A Preferred, whether or not such payment is legally permissible or is prohibited by any agreement to which the Company is subject;

          (ii) the Company fails to make any redemption payment with respect to the Series A Preferred which it is obligated to make hereunder, whether or not such payment is legally permissible or is prohibited by any agreement to which the Company is subject;

          (iii) the Company breaches or otherwise fails to perform or observe any other covenant or agreement set forth herein or in the Purchase Agreement, provided that no Event of Noncompliance shall be deemed to have occurred under this subparagraph (iii) if the Company establishes that (a) the particular Event of Noncompliance has not been caused by knowing or purposeful conduct by the Company or any Subsidiary, (b) the Company has exercised, and continues to exercise, best efforts to expeditiously cure the Event of Noncompliance (if cure is possible), (c) the Event of Noncompliance is not material to the financial condition, operating results, operations, assets or business prospects of the Company and its Subsidiaries, taken as a whole, and
                    (d) the Event of Noncompliance is not material to any holder's investment in the Series A Preferred;

          (iv) any representation or warranty contained in the Purchase Agreement or required to be furnished to any holder of Series A Preferred pursuant to the Purchase Agreement, or any information contained in writing required to be furnished by the Company or any Subsidiary to any holder of Series A Preferred, is false or misleading in any material respect on the date made or furnished and in the case of such representations and warranties contained in the Purchase Agreement, as of the Closing (as defined in the Purchase Agreement); or

          (v) the Company or any Subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company or any Subsidiary bankrupt or insolvent; or any order for relief with respect to the Company or any Subsidiary is entered under the Federal Bankruptcy Code; or the Company or any material Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or any Subsidiary or of any substantial part of the assets of the Company or any
                    Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of a Subsidiary) relating to the Company or any Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company or any Subsidiary and either (a) the Company or any Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (b) such petition, application or proceeding is not dismissed within 60 days.

          Section 4B. Consequences of Certain Events of Noncompliance.

          (i) If an Event of Noncompliance of the type described in subparagraph-4A has occurred and continues for a period of 30 days, the dividend rate on the Series A Preferred shall increase effective as of the end of such 30 day period by an increment of 1 percentage point until such time as no Event of Noncompliance exists. Any increase of the dividend rate resulting from the operation of this paragraph shall terminate as of the close of business on the date on which no Event of Noncompliance exists, subject to subsequent increases pursuant to this paragraph.

          (ii) If an Event of Noncompliance of the type described in subparagraph-4A(iii) or (iv) has occurred and continues for a period of 30 days, the holder or holders of a majority of the Series A Preferred then outstanding may demand (by written notice delivered to the Company) immediate redemption of all or any portion of the Series A Preferred owned by such holder or holders at a price per Share equal to the Liquidation Value thereof (plus all accrued and unpaid dividends thereon). The Company shall redeem all Series A Preferred as to which rights under this paragraph have been exercised within 15 days after receipt of the initial demand for redemption; provided such redemption payment by the Company shall be prohibited at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness, prohibits such payment or setting apart for payment or provides that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such payment shall be restricted or prohibited by law.

          (iii) If any Event of Noncompliance exists, each holder of Series A Preferred shall also have any other rights that such holder is entitled to under any contract or agreement at any time and any other rights, which such holder may have pursuant to applicable law.

Section V. Voting Rights.

          Except as otherwise provided herein and as otherwise required by law, the Series A Preferred shall have no voting rights; provided that each holder of Series A Preferred shall be entitled to notice of all stockholders' meetings at the same time and in the same manner as notice is given to the stockholders entitled to vote at such meeting.

          Section 5A. Election of Directors. In the election of directors of the Company, the holders of the Series A Preferred, voting separately as a single class to the exclusion of all other classes of the Company's capital stock and with each share of Series A Preferred entitled to one vote, shall be entitled to elect one director to serve on the Board of Directors until his successor is duly elected by the holders of the Series A Preferred or he is removed from office by the holders of the Series A Preferred (the "Series A Director"); provided, however, all nominees for election to the position of the Series A Director shall be acceptable to the nominating committee of the Board of Directors in the exercise of such committee's reasonable business judgment.

Section VI. Transfer and Replacement of Shares

          Section 6A. Registration of Transfer. The Company shall keep at its principal office a register for the registration of Series A Preferred. Upon the surrender of any certificate representing Series A Preferred at such place, the Company shall, at the request of the record holder of such certificate, execute and deliver (at the Company's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate, and dividends shall accrue on the Series A Preferred represented by such new certificate from the date to which dividends have been fully paid on such Series A Preferred represented by the surrendered certificate.

          Section 6B. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares of any class of Series A Preferred, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Series A Preferred represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

Section VII. Definitions.

                    "Common Stock" means, collectively, the Company's Common Stock, and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

                    "Junior Securities" means any of the Company's equity securities other than the (a) Series A Preferred or (b) any class of the Company's equity securities issued after the date hereof which ranks in priority of liquidation and dividends on a pari passu basis with the Series A Preferred.

                    "Liquidation Value" of any Share as of any particular date shall be equal to $ 25,000.

                    "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                    "Public Offering" means any offering by the Company of its equity securities to the public pursuant to an effective registration statement under the Securities Act of 1933, as then in effect, or any comparable statement under any similar federal statute then in force; provided that for purposes of Section 3C hereof, a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

                    "Purchase Agreement" means the various Stock Purchase Agreements by and among the Company and certain investors who have purchased Series A Preferred from the Company, as such agreements may from time to time be amended in accordance with its terms.

                    "Redemption Date" as to any Share means the date specified in the notice of any redemption at the Company's option [or at the holder's option] or the applicable date specified herein in the case of any other redemption; provided that no such date shall be a Redemption Date unless the Liquidation Value of such Share (plus all accrued and unpaid dividends thereon) is actually paid in full on such date, and if not so paid in full, the Redemption Date shall be the date on which such amount is fully paid.

                    "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing general partner of such partnership, association or other business entity.

Section VIII.     Amendment and Waiver.

          No amendment, modification or waiver shall be binding or effective with respect to any provision of (i) Sections I through IV without the prior written consent of the holders of at least 50% of the Series A Preferred outstanding at the time such action is taken, (ii) Section V, without the prior written consent of the holders of at least 67% of the Class-A Preferred outstanding at the time such action is taken, provided that no such action shall change (a) the rate at which or the manner in which dividends on the Series A Preferred accrue or the times at which such dividends become payable or the amount payable on redemption of the Series A Preferred or (b) the times at which redemption of Series A Preferred is to occur, without the prior written consent of the holders of 100% of the Series A Preferred then outstanding, and (c) the percentage required to approve any change described in clauses (a) and (b) above, without the prior written consent of the holders of at least 100% of the Series A Preferred; and provided further that no change in the terms hereof may be accomplished by merger or consolidation of the Company with another corporation or entity unless the Company has obtained the prior written consent of the holders of the applicable percentage of the class or classes of the Series A Preferred then outstanding.

Section IX. Notices.

          Except as otherwise expressly provided hereunder, all notices, demands or other communications to be given or delivered under or by reason of the provisions of this Certificate of Designation shall be in writing and shall be deemed to have been given (i) when delivered personally to the recipient, (ii) on the next business day following the date on which the same shall have been sent to the recipient by reputable overnight courier service (charges prepaid), (iii) when delivered via facsimile (with appropriate confirmation of receipt), or (iv) on the fifth day following the date on which the same shall have been mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent (i) to the Company, at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Company (unless otherwise indicated by any such holder).

                                 Exhibit 4.2 (c)



          THIS WARRANT, AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS OR "BLUE SKY" LAWS, AND MAY NOT BE TRANSFERRED UNLESS SO REGISTERED OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                               LINC CAPITAL, INC.

            STOCK PURCHASE WARRANT AND REGISTRATION RIGHTS AGREEMENT

          Date of Issuance: [         ]               Certificate No. W-[ ]

          In connection with the Purchase Agreement and For Value Received, LINC Capital, Inc., a Delaware corporation (the "Company"), hereby grants to ______________ or its registered assigns (the "Registered Holder") the right to purchase from the Company the number of shares of Warrant Stock set forth in Section 2A hereof at a price per share of $______ (as adjusted from time to time hereunder, the "Exercise Price"). The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Stock Purchase Warrant and Registration Rights Agreement (this "Warrant"). This Warrant shall not become effective unless and until the Closing as defined in the Purchase Agreement (the "Closing") occurs. The Warrant Stock may be registered under the Securities Act pursuant to the terms hereof.

                  This Warrant is subject to the following provisions:

Section 1. Definitions. The following terms have meanings set forth below:

                    "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

                    "Aggregate  Exercise  Price"  has the  meaning  set forth in
          Section 2C(i)(d)(1) hereof.

                    "Assignee" has the meaning set forth in Section 5A hereof.

                   "Assignment" has the meaning set forth in Section 2C(i)(c) hereof.

                    "Base Price" has the meaning set forth in Section 3A(i) hereof.

                    "Common Stock" means, collectively, the Company's Common Stock, par value $.001 per share, and any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

                    "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to paragraphs 3B(i) and 3B(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time.

                    "Company" has the meaning set forth in the preface hereof.

                    "Demand Registration" is defined in Section 11(a)(i).

                    "Demand Right" is defined in Section 11(a)(i).

                    "Convertible Securities" means any stock or securities (directly or indirectly) convertible into or exchangeable for Common Stock, except for any such stock or securities issued or granted pursuant to the Company's 1997 Stock Option Plan (including any of its component plans) as in effect on the Date of Issuance.

                    "Date of Issuance" means the date set forth in the preamble hereto as the Date of Issuance.

                    "Exchange Act" means the Securities Exchange Act of 1934, as amended

                    "Exercise Agreement" has the meaning set forth in Section 2D hereof.

                    "Exercise Period" has the meaning set forth in Section 2B hereof.

                    "Exercise Price" has the meaning set forth in the preamble hereto.

                    "Exercise Time" has the meaning set forth in Section 2B hereof.

                    "GAAP" means United States generally accepted accounting principles.

                    "Incidental Registration" is defined in Section 11(b)(i).

                    "Incidental Registration Statement" is defined in Section 11(b)(i).

                    "Indemnified Company" is defined in Section 11(f)(ii).

                    "Indemnified Parties" is defined in Section 11(f)(ii).

                    "Indemnified Stockholder" is defined in Section 11(f)(i).

                    "Indemnifying Party" is defined in Section 11(g)(iii).

                    "Lien"  means  any  mortgage,   pledge,  security  interest,
          encumbrance, lien or charge of any kind.

                    "Liquidating Dividend" has the meaning set forth in Section 4 hereof.

                    "Market Price" means, with respect to any security on any date, (x) if such security is quoted on NASDAQ or listed on a national securities exchange, the closing sales price of such security on NASDAQ or a national securities exchange, as applicable, on the last trading day prior to such date, and (y) if such security is not quoted on NASDAQ or listed on a national securities exchange, the fair value per share determined jointly by a recognized investment banking firm jointly selected by the Company and the holders of a majority of the Series A Preferred Warrants and the Warrant Stock, whose determination shall be final and binding upon the Company and the Registered Holder (and the fees and expenses of such recognized investment banker shall be paid by the Company).

                    "Material Adverse Effect" has the meaning set forth in the Purchase Agreement.

                    "NASDAQ" means National Association of Securities Dealers Automated Quotations National Market System.

                    "Options" means any rights or options to subscribe for or purchase Common Stock or Convertible Securities, except for any rights or options to subscribe for or purchase Common Stock or Convertible Securities issued or granted pursuant to the Company's 1997 Stock Option Plan as in effect on the Date of Issuance.

                    "Ownership Percentage" means, with respect to any holder of Registrable Securities, a percentage equal to the product of (a) a fraction, the numerator of which is the sum of (i) the number of Common Shares owned by such holder, and (ii) the number of Common Shares issuable upon the exercise of any Stock Purchase Warrant or Option owned by such holder, and the denominator of which is the sum of (x) the number of shares of the Company's outstanding Common Shares, and (y) the number of Common Shares issuable upon the exercise of all Stock Purchase Warrants or Options owned by any of the holders of Registrable Securities, multiplied by (b) 100.

                    "Organic Change" has the meaning set forth in Section 3D hereof.

                    "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                    "Public Offering" means a sale of Common Stock to the public in an offering pursuant to an effective registration statement filed with the SEC pursuant to the Securities Act, as then in effect, provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

                    "Public Sale" means a sale of Common Stock pursuant to a Public Offering or a Rule 144 Sale.

                    "Proceeding" is defined in Section 7(f)(iii).

                    "Purchase Agreement" means the Purchase Agreement, dated as of January __, 2000, by and between the Company and the Registered Holder.

                    "Purchase Rights" has the meaning set forth in Section 5 hereof.

                    "Purchaser" has the meaning set forth in Section 2B(i)(A) hereof.

                    "Registered Holder" has the meaning set forth in the preamble hereto.

                    "Registrable Securities" means any Warrant Stock issued or issuable upon exercise of (a) this Warrant or (b) any other Series A Preferred Warrant, except such Warrant Stock that has been Transferred in a Public Sale.

                    "Registration Notice" is defined in Section 11(a)(i).

                    "Registration Request" is defined in Section 11(a)(i).

                    "Registration Statement" means any registration statement of the Company under which any of the Registrable Securities are included therein pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                    "Requesting Holders" is defined in Section 11(a)(i).

                    "Rule 144 Sale" means a sale of Common Stock to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act (or any successor rule or regulation).

                    "Requirement Notice" has the meaning set forth in Section 5A hereof.

                    "S-3 Demand Registration" is defined in Section 11(j)(i).

                    "S-3 Registration Notice" is defined in Section 11(j)(i).

                    "S-3 Registration Request" is defined in Section 11(j)(i).

                    "S-3 Requesting Holders" is defined in Section 11(j)(i).

                    "Sale of the Company" means, whether in a single transaction or in a series of related transactions, (i) a sale of all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis, or (ii) the transfer or other disposition of more than 50% of the outstanding Common Stock (in each case whether accomplished by stock purchase, asset purchase, merger, recapitalization, reorganization or other transaction).

                    "Series A Preferred Warrant" means any warrant to purchase the Common Stock of the Company issued in connection with the purchase and sale of the Company's Series A 8% Redeemable Preferred Stock, including, but not limited to this Stock Purchase Warrant provided that if there is a change such that the securities issuable upon exercise of such warrant are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then the term "Series A Preferred Warrant" shall mean one share of the security issuable upon exercise of such warrant if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

                    "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

                    "SEC" means the United States Securities and Exchange Commission and any governmental body or agency succeeding to the functions thereof.

                    "Stock Option Plans" means the 1997 Company's Stock Option Plan and any other plan of the Company approved by the Company's stockholders pursuant to which the Company issues options, stock appreciation rights, restricted stock or other stock based compensation to officers, employees, directors or consultants of the Company or any of its Subsidiaries.

                    "Stock Purchase Warrant" means, collectively, this Warrant, and any subsequent stock purchase warrant or stock purchase warrants issued pursuant to or in connection with this Warrant.

                    "Subsidiary" means, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i)-if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing general partner of such partnership, association or other business entity.

                    "Transfer" means, with respect to any Warrant Stock, the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration and whether voluntary, involuntary or by operation of law) of such Warrant Stock or any interest therein.

                    "Warrant Stock" means the Company's Common Stock, par value $.001 per share issuable upon exercise of this Stock Purchase Warrant or any other Series A Preferred Warrant; provided that if there is a change such that the securities issuable upon exercise of this Stock Purchase Warrant are issued by an entity other than the Company or there is a change in the type or class of securities so issuable, then the term "Warrant Stock" shall mean one share of the security issuable upon exercise of this Stock Purchase Warrant if such security is issuable in shares, or shall mean the smallest unit in which such security is issuable if such security is not issuable in shares.

                    "Warrant Stock Holder" means a holder of Warrant Stock, including but not limited to the Registered Holder.

Section 2. Number of Shares of Warrant Stock and Exercise.

          2A. Number of Shares of Warrant Stock. The Registered Holder is hereby granted the right to purchase from the Company, the number of shares of Warrant Stock set forth on Schedule 1 attached hereto effective as of the Closing. The right to purchase additional shares of Warrant Stock is hereby granted to the Registered Holder in the amounts and as of the dates set forth on Schedule 1 in the event that the Sale of the Company has not occurred prior to any such date.

          2B. Exercise Period. The Registered Holder may exercise, in whole or in part (but not as to a fractional share of Warrant Stock), the purchase rights represented by this Warrant at any time and from time to time after the Date of Issuance to and including December 31, 2007 (as may be extended pursuant to Section 2C(vi) hereof, the "Exercise Period").

          Section 2C.Exercise Procedure.

          (i) This Warrant shall be deemed to have been exercised when the Company has received all of the following items (the "Exercise Time"):

                        (a) a completed Exercise Agreement, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

                        (b) this Warrant;

                        (c) if this Warrant is not registered in the name of the Purchaser, an assignment (an "Assignment") in the form set forth in Exhibit II hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 5A hereof; and

                        (d) either (1) a check or wire transfer payable to the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Warrant Stock being purchased upon such exercise (the "Aggregate Exercise Price"),(2) with the prior approval of the Company (which shall not be unreasonably withheld), the surrender to the Company of Series A Preferred of the Company having a Liquidation Value plus accrued and unpaid dividends thereon, if any, equal to the Aggregate Exercise Price of the Warrant Stock being purchased upon such exercise or (3) with the prior approval of the Company (which shall not be unreasonably withheld), a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Warrant Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of the Common Stock is equal to the Aggregate Exercise Price (and such withheld shares shall no longer be issuable under this Warrant).

          (ii) Certificates for shares of Warrant Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within five business days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall, within such five-business day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

          (iii) The Warrant Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Warrant Stock at the Exercise Time.

          (iv) The issuance of certificates for shares of Warrant Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Warrant Stock. Each share of Warrant Stock issuable upon exercise of this Warrant shall, upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all Liens with respect to the issuance thereof.

          (v) The Company shall not close its books against the transfer of this Warrant or of any share of Warrant Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

          (vi) The Company and the Registered Holder or Purchaser, as applicable, shall use their best efforts to make any filings with any governmental body, NASDAQ or any stock exchange in which the Warrant Stock is listed or obtain any approvals of any governmental body, NASDAQ, any stock exchange in which the Warrant Stock is listed or the stockholders of the Company required prior to or in connection with any exercise of this Warrant within a reasonable period of time. The Exercise Period shall be extended to the extent necessary to allow such filings to be made and such approvals to be obtained. The costs and expenses (including reasonable attorneys' fees) associated with any filing or approval required shall be paid by the Company.

          (vii) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a Public Offering or the Sale of the Company, the exercise of any portion of this Warrant may, at the election of the holder hereof, be conditioned upon the consummation of the Public Offering or the Sale of the Company in which case such exercise shall not be deemed to be effective until the consummation of such transaction.

          (viii) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Warrant Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Warrant Stock issuable upon the exercise of all outstanding Warrants. The Company shall take all such actions as may be necessary to assure that all such shares of Warrant Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Warrant Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Warrant Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants.

          Section 2D. Exercise Agreement. Upon any exercise of this Warrant, the exercise agreement (the "Exercise Agreement") shall be substantially in the form set forth in Exhibit I hereto, except that if the shares of Warrant Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Warrant Stock are to be issued, and if the number of shares of Warrant Stock to be issued does not include all the shares of Warrant Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

          Section 3. Adjustment of Exercise Price and Number of Shares. In order to prevent dilution of the rights granted under this Warrant, the Exercise Price shall be subject to adjustment from time to time as provided in this Section 3, and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 3.

          Section 3A. Adjustment of Exercise Price and Number of Shares upon Issuance of Common Stock.

          (i) Except as set forth in Section 3A(iii), if and whenever the Company issues or sells, or in accordance with Section 3B is deemed to have issued or sold, any shares of Common Stock for a gross consideration per share (not net of discounts and commissions to underwriters) less than either (A) the Exercise Price (as such amount is proportionately adjusted for stock splits, stock combinations, stock dividends and recapitalizations affecting the Common Stock after the Date of Issuance, the "Base Price") or (B) the Market Price of the Common Stock determined as of the date of such issue or sale, then immediately upon such issue or sale the Exercise Price shall be reduced to whichever of the following Exercise Prices is lower:

                    (a) the Exercise Price determined by dividing (1) the sum of (x) the product derived by multiplying the Exercise Price in effect immediately prior to such issue or sale by the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (y) the gross consideration (not net of discounts and commissions to underwriters), if any, received by the Company upon such issue or sale, by (2) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale; or (b) the Exercise Price determined by multiplying the Exercise Price in effect immediately prior to such issue or sale by a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale multiplied by the Market Price of the Common Stock determined as of the date of such issuance of sale, plus (2) the gross consideration (not net of discounts and commissions to underwriters), if any, received by the Company upon such issue or sale, and the denominator of which shall be the product derived by multiplying the Market Price of the Common Stock by the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale.

          (ii) Upon each such adjustment of the Exercise Price hereunder, the number of shares of Warrant Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Warrant Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

          (iii) Notwithstanding the foregoing, there shall be no adjustment to the Exercise Price or the number of shares of Warrant Stock obtainable upon exercise of this Warrant with respect to (w) the issuance and sale of Common Stock, or the granting of any rights or options to subscribe for or purchase Common Stock or Convertible Securities, pursuant to an acquisition by the Company or any Subsidiary, (x) the granting of any rights or option to subscribe for or purchase Common Stock or Convertible Securities pursuant to the Company's 1997 Stock Option Plan, (y) the exercise of such rights and options or (z) the issuance and sale of Common Stock pursuant to the 1997 Stock Option Plan.

          Section 3B. Effect on Exercise Price of Certain Events. For purposes of determining the adjusted Exercise Price under Section 3A, the following shall be applicable:

          (i) Issuance of Rights or Options. If the Company in any manner grants or sells any Options and the price per share for which Common Stock is issuable upon the exercise of such Options, or upon conversion or exchange of any Convertible Securities issuable upon exercise of such Options, is less than either (a) the Base Price in effect immediately prior to the time of the granting or sale of such Options or (b) the Market Price determined as of such time, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options, shall be deemed to be outstanding and to have been issued and sold by the Company at such time for such price per share. For purposes of this Section 3B(i), the "price per share for which Common

                    Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities" is determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting or sale of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus in the case of such Options which are exercisable into Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (B) the total maximum number of shares of Common Stock issuable upon exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

          (ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon conversion or exchange thereof is less than either (a) the Base Price in effect immediately prior to the time of such issue or sale or (b) the Market Price determined as of such time, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of this Section 3B(ii), the "price per share for which Common Stock is issuable upon conversion or exchange thereof" is determined by dividing:

                    (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by

                    (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

                    No further adjustment of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this Section 3B, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

          (iii) Change in Option Price or Conversion Rate. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Exercise Price in effect at the time of such change shall be adjusted immediately to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of shares of Warrant Stock shall be correspondingly adjusted. For purposes of this Section 3B, if the terms of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change; provided that no such change shall at any time cause the Exercise Price hereunder to be increased.

          (iv) Treatment of Expired Options and Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the exercise of such Option or right, the Exercise Price then in effect and the number of shares of Warrant Stock acquirable hereunder shall be adjusted immediately to the Exercise Price and the number of shares which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued. For purposes of this Section 3B, the expiration or termination of any Option or Convertible Security which was outstanding as of the date of issuance of this Warrant shall not cause the Exercise Price hereunder to be adjusted unless, and only to the extent that, a change in the terms of such Option or Convertible Security caused it to be deemed to have been issued after the date of issuance of this Warrant.

          (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities shall be determined jointly by the Company and the Registered Holder. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by a recognized investment banking firm jointly selected by the Company and the holders of a majority of the Series A Preferred Warrants. The determination of such recognized investment banker shall be final and binding on the Company and the Registered Holder of the Warrants, and the fees and expenses of such recognized investment banker shall be paid by the Company.

          (vi) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued for such consideration as the Board of Directors of the Company reasonably determines.

          (vii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

          (viii) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to
                    subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          3C. Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of shares of Warrant Stock obtainable upon exercise of this Warrant shall be proportionately decreased.

          3D. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 3 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features (except in each case pursuant to the Stock Option Plans (including any of their component plans), then the Company's Board of Directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Warrant Stock obtainable upon exercise of this Warrant so as to protect the rights of the Registered Holder; provided that no such adjustment shall increase the Exercise Price or decrease the number of shares of Warrant Stock obtainable as otherwise determined pursuant to this Section 3.


          3E. Notices.

          (i) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (ii) The Company shall give written notice to the Registered Holder at least 20 days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, Sale of the Company, dissolution or liquidation.

          (iii) The Company shall also give written notice to the Registered Holder at least 20 days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

Section 4. Liquidating Dividends. If the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with GAAP) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company shall pay to the Registered Holder at the time of payment thereof the Liquidating Dividend which would have been paid to the Registered Holder on the Warrant Stock (after netting out the Aggregate Exercise Price) had this Warrant been fully exercised immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

Section 5. Company's Right to Require Exercise.

          5A. Requirement Notice. Subject to Section 5B, if on any date during the Exercise Period and after December 31, 2000 the daily average of the closing sales prices of a share of Common Stock quoted on NASDAQ equals or exceeds the greater of two times the Exercise Price or $10.00 per share (as such amount is proportionately adjusted for stock splits, stock combinations, stock dividends and recapitalizations affecting the Warrant Stock after the Date of Issuance) for the 20 consecutive trading days immediately prior to such date, the Company may, by giving written notice (the "Requirement Notice") to the Registered Holder within three business days of such date, require the Registered Holder to exercise, in whole or in part (but not as to a fractional share of Warrant Stock), the purchase rights represented by this Warrant within 15 business days of receipt of the Requirement Notice; provided, however such 15 business day period shall be extended to the extent necessary for the Company and the Registered Holder to make any filings with any governmental body, NASDAQ or any stock exchange in which the Warrant Stock is listed or obtain any approvals of any governmental body, NASDAQ, any stock exchange in which the Warrant Stock is listed or the stockholders of the Company required prior to or in connection with any exercise of this Warrant. Except as explicitly set forth in this Section 5, the exercise of this Warrant shall follow the procedures set forth in Section 2C. Notwithstanding anything in this Section 5 to the contrary, the Registered Holder can satisfy its obligations under this Section 5 by assigning this Warrant pursuant to Section 2C (i)(c) to another Person (the "Assignee") within 10 business days of receipt of the Requirement Notice, so long as the Assignee exercises the assigned Warrant within 10 business days of such assignment; provided, however such 10 business day period shall be extended to the extent necessary for the Company and the Assignee to make any filings with any governmental body, NASDAQ or any stock exchange in which the Warrant Stock is listed or obtain any approvals of any governmental body, NASDAQ, any stock exchange in which the Warrant Stock is listed or the stockholders of the Company required prior to or in connection with any exercise of the assigned Warrant.

          5B. No Manipulation. Each of the parties hereto hereby agrees that neither it nor any of its Affiliates shall take any action or omit to take any action which increases or decreases the daily closing sales price of a share of Warrant Stock quoted on NASDAQ for the primary purpose of affecting whether or not the Company shall have the right to require the Registered Holder to exercise, in whole or in part, the purchase rights represented by this Warrant.

Section 6. No Voting Rights; Limitations of Liability. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Stock, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such holder for the Exercise Price of Warrant Stock acquirable by exercise hereof or as a stockholder of the Company.


Section 7. Warrant Transferable. Subject to federal and state securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment at the address of the Company set forth in Section 16.

Section 8. Sale of the Company. Notwithstanding anything herein to the contrary, prior to the consummation of a Sale of the Company, the Registered Holder shall be given the option, in its sole discretion, to either (x) exercise this Warrant prior to the consummation of the Sale of the Company and participate in such sale as a holder of such class of Common Stock, or (y) upon the consummation of the Sale of the Company, receive in exchange for this Warrant consideration equal to the amount determined by multiplying (1) the same amount of consideration per share of a class of Common Stock received by holders of such class of Common Stock in connection with the Sale of the Company less the Exercise Price by (2) the number of shares of such class of Common Stock represented by this Warrant (the "Warrant Gain"); provided, however in the event that a Registered Holder exercises the option permitted by sub-clause (y) of this Section 8, the Warrant Gain shall not be less than $2.00 multiplied by the number of shares of such class of Common Stock represented by this Warrant.

Section 9. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the address of the Company set forth in Section 16, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. Each holder of a new Warrant shall have the rights and privileges of the Registered Holder of this Warrant as provided herein.

Section 10. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.


Section   11. Registration Rights for Warrant Stock.

          (a) Demand Registration.

          (i) Each Warrant Stock Holder who holds Registrable Securities shall have the right (the "Demand Right") to request registration under the Securities Act of all or any portion of the Registrable Securities held by it (in each case, referred to herein as the "Requesting Holders") by delivering a written notice to the Company at any time after January 31, 2001, which notice identifies the Requesting Holders and specifies the number of Registrable Securities to be included in such registration (the "Registration Request"). The Company will give prompt written notice of such Registration Request (the "Registration Notice") to all other Warrant Stock Holders and will thereupon use its reasonable best efforts to effect the registration (a "Demand Registration") under the Securities Act on any form available to the Company of:

                    (x)       the   Registrable   Securities   requested  to  be
                              registered by the Requesting Holders; and

                    (y) all other Registrable Securities which the Company has received a written request from another Warrant Stock Holder to register within 30 days after the Registration Notice is given.

          The Company shall be obligated to effect one Demand Registration; provided however, the Company shall not be obligated to effect such Demand Registration unless not less than 66.67% of all holders of Registrable Securities have requested such Demand Registration.

          (ii) A registration undertaken by the Company at the request of the Requesting Holders will not count as a Demand
                    Registration if, pursuant to the applicable Demand Right, the Requesting Holders fail to register and sell at least 50% of the Registrable Securities requested to be included in such registration by the Requesting Holders.

          (iii) If the sole or managing underwriter of a Demand Registration advises the Company in writing that in its opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, subject to the rights of any other Person to whom registration rights have been granted by the Company, the Company will include in
                    such   registration   the  greatest  number  of  Registrable
                    Securities proposed to be registered by the Requesting Holders which in the opinion of such underwriter can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, ratably among the Requesting Holders proposing to register based on each such Requesting Holders Ownership Percentage.

          (iv) The Company may decline to effect a Demand Registration for up to 120 days if such Demand Registration would (a) interfere with any financing arrangement that the Company is in the process of completing or (b) would, in the reasonable judgment of the Board of Directors of the Company, require premature disclosure of an event or condition relating to the Company.

          (b) Incidental Registration.

          (i) At any time the Company proposes to register any Common Shares under the Securities Act (other than pursuant to
                    Section 11(a) or in connection with a business acquisition or combination or an employee benefit plan), whether in connection with a primary or secondary offering, the Company will give written notice to each holder of Registrable Securities at least thirty (30) days prior to the initial filing of such Registration Statement with the SEC of its intent to file such Registration Statement and of such holder's rights under this Section 11(b). Upon the written request of any holder of Registrable Securities made within twenty (20) days after any such notice is given (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company will use its reasonable best efforts to effect the registration (an "Incidental Registration") under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such Incidental Registration (each an "Incidental Registration Statement") ,the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (x) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Securities under this Section 11(b)in connection with such registration (but not from its obligation to pay the expenses incurred in connection therewith), and (y) in the case of a determination to delay registration, the Company shall be permitted to delay registering any Registrable Securities under this Section 11(b) during the period that the registration of such other securities is delayed.

          (ii)      If  the  sole  or  managing  underwriter  of a  registration advises the Company in writing that in its opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, the Company will include in such registration the Registrable Securities and other securities of the Company in the following order of priority:

                    (x) first, the greatest number of securities of the Company proposed to be included in such registration by the Company for its own account which in the opinion of such underwriter can be so sold; and

                    (y) second, after all securities that the Company proposes to register for its own account have been included, the greatest amount of Registrable
                              Securities requested to be registered by the holders of Registrable Securities of which in the opinion of such underwriter can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, ratably among the holders proposing to register based on each such holder's Ownership Percentage.

          (c) Holdback Agreements.

          (i) The Registered Holder agrees that if requested in connection with an underwritten offering made pursuant to this Section 11 by the managing underwriter or underwriters of such underwritten offering, such Registered Holder will not effect any Public Sale or distribution of any of the securities being registered or any securities convertible or exchangeable or exercisable for such securities (except as part of such underwritten offering), during the period beginning 10 days prior to, and ending 180 days after, the closing date of each underwritten offering made pursuant to such Registration Statement (or for such shorter period as to which the managing underwriter or underwriters may agree).

          (ii) The Company agrees not to effect any Public Sale or distribution of its Common Stock, or any securities convertible into or exchangeable or exercisable for such Common Stock, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration (or for such shorter period as to which the managing underwriter or underwriters may agree), except as part of such Demand Registration or in connection with any employee benefit or similar plan, any dividend reinvestment plan, or a business acquisition or combination.

          (d) Registration and Maintenance Procedures.

          In connection with the registration of any Registrable Securities and/or any other Registration Statement, the Company shall, to the extent applicable, at its own expense, as promptly as reasonably possible:

          (i) Prepare and file with the SEC a Registration Statement or Registration Statements on a form available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method of distribution thereof, and use its reasonable best efforts to cause each such Registration Statement to become effective;

          (ii) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for a period ending on the earlier of
                    (x) 90 days from the effective date and (y) such time as all of such securities have been disposed of in accordance with the intended method of disposition thereof; and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such prospectus as so supplemented;

          (iii) Notify the Requesting Holders promptly (but in any event within two business days), and confirm such notice in writing, (A) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (B) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, (C) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of Registrable Securities the Company becomes aware that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 11(d)(viii) cease to be true and correct in all material respects,(D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities for offer or sale in any jurisdiction, (E) if the Company becomes aware of the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, prospectus or documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (iv) Use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

          (v) Deliver to each Requesting Holder and the underwriters, if any, without charge, as many copies of the prospectus or prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and, the Company hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the Requesting Holders and the underwriters or agents, if any, in connection with the offering and sale of the Registrable Securities covered by such prospectus and any amendment or supplement thereto;

          (vi) Prior to any public offering of Registrable Securities, to use its reasonable best efforts to register or qualify, and cooperate with the Requesting Holders, the underwriters, if any, the sales agents and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as necessary;

          (vii)     Upon the  occurrence  of any event  contemplated  by Section
                    11(d)(iii)(E), as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (viii) Enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing or sole underwriter in order to expedite or facilitate the registration or the disposition of such
                    Registrable Securities, and in such connection, (A) make such representations and warranties to the underwriters, with respect to the business of the Company and its Subsidiaries, and the Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (B) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters), addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (C) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company(and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and (D) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the Requesting Holders than those set forth in Section 11(g)(or such other provisions and procedures acceptable to holders of a majority of the Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to Section 11(f). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

          (ix) Comply with all applicable rules and regulations of the SEC and make generally available to its stockholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (x) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and
                    (y) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effectiveness of a Registration Statement, which statements shall cover said 12-month periods; and

          (x) Use its reasonable best efforts to cause all such Registrable Securities covered by such Registration Statement to be designated as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 or listed on the principal securities exchange on which Common Stock is then listed (if any).

          The Company may require each Requesting Holder as to which any registration is being effected to furnish to the Company such information regarding such Requesting Holder and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing; provided that such information shall be used only in connection with such registration. The Company may exclude from such registration the Registrable Securities of any Requesting Holder who unreasonably fails to furnish such information promptly after receiving such request. Each Requesting Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 11(d)(iii)(B), 11(d)(iii)(D) or 11(d)(iii)(E),such Requesting Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or prospectus until such Requesting Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 11(d), or until such Requesting Holder is advised in writing by the Company that the use of the applicable prospectus may be resumed, and has received copies of any amendments or supplements thereto.

          (e) Registration Expenses. All fees and expenses incident to the performance of or compliance by the Company with the provisions of
          Section 11 shall be borne by the Company, whether or not any Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of compliance with state securities or "blue sky" laws), (ii) reasonable messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) fees and disbursements of all independent certified public accountants referred to in Section 11(e)(viii),(v) underwriters' fees and expenses (excluding discounts, commissions, or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities, which shall be paid by the Requesting Holders to the extent they relate solely to the Registrable Securities), (vi) Securities Act liability insurance, if the Company so desires such insurance, (vii) internal expenses of the Company, (viii) the expense of any annual audit, (ix) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and (x) the fees and expenses of any Person, including special experts, retained by the Company. In connection with any Demand Registration or Incidental Registration hereunder, the Company shall reimburse the holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel chosen by the Company and other reasonable out-of-pocket expenses of the Requesting Holders incurred in connection with the registration of the Registrable Securities.

          (f) Indemnification; Contribution.

          (i) The Company shall, without limitation as to time, indemnify and hold harmless, to the full extent permitted by law, each Requesting Holder, the officers, directors, members, agents and employees of each of them, each Person who controls each such Person (within the meaning of Section 15 of the
                    Securities Act or Section 20 of the Exchange Act), the officers, directors, agents and employees of each such controlling person and any financial or investment adviser (each, an "Indemnified Stockholder"), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, actions or proceedings (whether commenced or threatened)reasonable costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and reasonable expenses (including reasonable expenses of investigation) (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or form of prospectus or in any amendment or supplements thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by the Company to such Requesting Holder expressly for use in such Registration Statement or prospectus and that such statement or omission was reasonably relied upon by such Requesting
                    Holder in preparation of such Registration Statement, prospectus or form of prospectus; provided, however, that the Company shall not be liable in any such case to the extent that the Company has furnished in writing to such Requesting Holder within a reasonable period of time prior to the filing of any such Registration Statement or prospectus or amendment or supplement thereto information expressly for use in such Registration Statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to such Requesting Holder, and such Requesting Holder failed to include such information therein; provided, further, however, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter (s) within the meaning of the Securities Act to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (A) such Person failed to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale by such Person to the Person asserting the claim from which such Losses arise, (B) the prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission,and(C) the Company has complied with its obligations under Section 11(d)(iii). Each indemnity and reimbursement of costs and expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Stockholder.

          (ii) In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder, or an authorized officer of such holder, shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or prospectus and agrees, severally and not jointly, to indemnify, to the full extent permitted by law, the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons (each, an "Indemnified Company", and together with the Indemnified Stockholders, the "Indemnified Parties"), from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or form of prospectus or in any amendment or supplements thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or prospectus and that such statement or omission was reasonably relied upon by the Company in preparation of such Registration Statement, prospectus or form of prospectus; provided, however, that such holder shall not be liable in any such case to the extent that such holder has furnished in writing to the Company within a reasonable period of time prior to the filing of any such Registration Statement or prospectus or amendment or supplement thereto information expressly for use in such Registration Statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein. In no event shall the liability of any Requesting Holder hereunder be greater in amount than the after-tax dollar amount of the proceeds (net of payment of all expenses) received by such Requesting Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Company.

          (iii) Any Indemnified Party shall give prompt notice to the party or parties from which such indemnity is sought (the "Indemnifying Parties") of the commencement of any action, suit, proceeding or investigation or written threat thereof (a "Proceeding") with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the Indemnifying Parties shall not relieve the Indemnifying Parties from any obligation or liability except to the extent that the Indemnifying Parties have been prejudiced materially by such failure. The Indemnifying Parties shall have the right, exercisable by giving written notice to an Indemnified Party promptly after the receipt of written notice from such Indemnified Party of such Proceeding, to assume, at the Indemnifying Parties' expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that an Indemnified Party or Indemnified Parties (if more than one such Indemnified Party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Indemnified Parties unless: (x) the Indemnifying Parties agree to pay such fees and expenses; (y) the Indemnifying Parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such Indemnified Party or Indemnified Parties; or (z) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party or Indemnified Parties and the Indemnifying Parties, and there may be one or more defenses available to such Indemnified Party or Indemnified Parties that are different from or additional to those available to the Indemnifying Parties, in which case, if such Indemnified Party or Indemnified Parties notifies the Indemnifying Parties in writing that it elects to employ separate counsel at the expense of the Indemnifying Parties, the Indemnifying Parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Parties, it being understood, however, that, unless there exists a conflict among Indemnified Parties, the Indemnifying Parties shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such Indemnified Party or Indemnified Parties. Whether or not such defense is assumed by the Indemnifying Parties, such Indemnifying Parties or Indemnified Party or Indemnified Parties will not be subject to any liability for any settlement made without its or their consent (but such consent will not be unreasonably withheld). The Indemnifying Parties shall not consent to entry of any judgment or enter into any settlement which (A) provides for other than monetary damages without the consent of the Indemnified Party or Indemnified Parties (which consent shall not be unreasonably withheld or delayed) or (B) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Parties of a release, in form and substance satisfactory to the Indemnified Party or Indemnified Parties, from all liability in respect of such Proceeding for which such Indemnified Party would be entitled to indemnification hereunder.

          (iv) If the indemnification provided for in this Section 11(f) is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 11(f) would otherwise apply by its terms, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall have a joint and several obligation to contribute to the amount paid or payable by such Indemnified Party as a result of such

                    Losses, in such proportion as is appropriate to reflect the relative fault of and relative benefit to the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party, on the one hand, and Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Section 11(f)(i) or 11(f)(ii) was available to such party. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11(f)(iv) were determined by pro-rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 11(f)(iv). Notwithstanding the provisions of this Section 11(f)(iv), an Indemnifying Party that is a Requesting Holder shall not be required to contribute any amount in excess of the amount by which the net after-tax proceeds received by such Indemnifying Party exceeds the amount of any damages that such Indemnifying Party has otherwise been required to pay by reasons of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (g) Rule 144 Sales. The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and will take such further action as any Warrant Stock Holder may reasonably request, all to the extent required from time to time to enable such Warrant Stock Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of any Warrant Stock Holder, the Company shall deliver to such Warrant Stock Holder a written statement as to whether it has complied with such requirements.

          (h) No Participation. No holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (x) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          (i) No Inconsistent Agreements. The Company has not and will not, enter into any agreement with respect to the Company's securities that is inconsistent with the rights granted to the Registered Holder in this Section 11 or otherwise conflicts with the provisions hereof.

          (j) S-3 Demands.

          (i) So long as the Company is permitted under the Securities Act to register securities on Form S-3, holders of Registrable Securities shall have the right to request registration on Form S-3 of all or any portion of the Registrable Securities held by such holders (in each case, referred to herein as the "S-3 Requesting Holders") by delivering a written notice to the Company at any time after January 31, 2001, which notice identifies the S-3 Requesting Holders and specifies the number of Registrable Securities to be included in such registration (the "S-3 Registration Request"). The Company will give prompt written notice of such S-3 Registration Request (the "S-3 Registration Notice") to all other holders of Registrable Securities and will thereupon use its reasonable best efforts to effect the registration (a "S-3 Demand Registration") on Form S-3 of:

                    (x)       the   Registrable   Securities   requested  to  be
                              registered by the S-3 Requesting Holders; and

                    (y) all other Registrable Securities which the Company has received a written request from another stockholder to register within 30 days after the S-3 Registration Notice is given.

                    The Company shall be obligated to effect an unlimited number of S-3 Demand Registrations; provided however, the Company shall not be obligated to effect such S-3 Demand Registration unless not less than 66.67% of all holders of Registrable Securities have requested such S-3 Demand Registration. S-3 Demand Registrations shall not constitute a Demand Registration.

          (ii) If the sole or managing underwriter of a S-3 Demand Registration advises the Company in writing that in its opinion the number of Registrable Securities and other securities requested to be included exceeds the number of Registrable Securities and other securities which can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, the Company will include in such registration the greatest number of Registrable Securities proposed to be registered by the Requesting Holders which in the opinion of such underwriter can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, ratably among the stockholders proposing to register based on each such Stockholder's Ownership Percentage.

          (iii) The Company may decline to effect an S-3 Demand Registration for up to 120 days if such S-3 Demand Registration would (a) interfere with any financing arrangement that the Company is in the process of completing or (b) would, in the reasonable judgment of the Board of Directors of the Company, require premature disclosure of an event or condition relating to the Company.

Section 12. Amendment and Waiver. Except as otherwise provided herein, no amendment or waiver of any provision of this Agreement shall be effective against the Company, the Registered Holder or Warrant Stock Holder unless such amendment or waiver is approved in writing by the Company, Warrant Stock Holder and the Registered Holder, provided however, an amendment or waiver of the provisions of Section 11 hereof shall be effective against the Company, the Registered Holder and any Warrant Stock Holder if approved in writing by the Company and the holders of at least a majority of the then-outstanding Registrable Securities. The failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of such provision and shall not affect the right of such party thereafter to enforce each provision of this Agreement in accordance with its terms.

Section 13. Severability. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

Section 14. Entire Agreement. Except as otherwise expressly set forth herein, this document with the Purchase Agreement embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

Section 15. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Registered Holder and their respective permitted successors and assigns so long as such Registered Holders and their respective permitted successors and assigns hold this Warrant or Warrant Stock.

Section 16. Notices. Any notice provided for in this Warrant shall be in writing and shall be either personally delivered, or sent via facsimile, or mailed first class mail (postage prepaid) or sent by reputable overnight courier service (charges prepaid) to such Person as follows:

                         if to the Company:

                               LINC Capital, Inc.
                               303 E. Wacker Drive, Suite 1000
                               Chicago, Illinois 60601
                               Fax:       703-834-5718
                               Attention:       Martin E. Zimmerman

                         with a copy to:

                               Kirkland & Ellis
                               320 E. Randolph Drive 58th Floor
                               Chicago, Illinois 60601

                               FAX:             312-861-2200
                               Attention:       Carter Emerson, Esq.

                         if to the Registered Holder:

                         AT THE PLACE PROVIDED FOR RECEIPT OF NOTICES PROVIDED BY THE REGISTERED HOLDER IN THE OMNIBUS SIGNATURE PAGE.


          or at such address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally or sent via facsimile (against receipt therefor), five business days after deposit in the U.S. mail and one business day after deposit with a reputable overnight courier service.

          Section 12. Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holder.

          Section 13. Descriptive Headings; Governing Law. The descriptive headings of the several sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporation laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal law of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.

          Section 15. Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          Section 16. Remedies. The Company and the Registered Holders shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company or any Registered Holder may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

          IN WITNESS WHEREOF, the Company has caused this Stock Purchase Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the Date of Issuance hereof.


                                      LINC CAPITAL,INC.



                                      By: ___________________________________
                                      Name:  Martin E. Zimmerman
                                      Title: Chairman and CEO

                                      [Corporate Seal]


                                      Attest:


                                     ------------------------------------
                                     James Froberg, Secretary


                    THIS STOCK PURCHASE WARRANT AND REGISTRATION RIGHTS AGREEMENT WILL BE DEEMED TO HAVE BEEN EXECUTED FOR ALL PURPOSES BY THE PURCHASER WHEN THE PURCHASER SIGNS THE
                    OMNIBUS SIGNATURE PAGE PROVIDED WITH THE APPLICABLE PURCHASER QUESTIONAIRE.



ACKNOWLEDGED AND AGREED TO
AS OF THE DATE OF ISSUANCE:


Purchaser:


By:      _______________________________________

                               EXERCISE AGREEMENT


Dated: _____________


The undersigned, pursuant to the provisions set forth in the attached Stock Purchase Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ______ shares of the Warrant Stock covered by such Stock Purchase Warrant and makes payment herewith in full therefor at the price per share provided by such Stock Purchase Warrant. A certificate for such shares of Warrant Stock shall be made in the name of _______________________, and shall be mailed to the following address: ___________________________. [A new stock purchase warrant for the unexercised portion of the rights under the attached Stock Purchase Warrant shall be issued in the name of _____________________, and shall be mailed to the following address: - ---------------------------------.]

Name of Registered Holder: ___________________________


Signature:   _______________________________________

Name:        _______________________________________

Title:       _______________________________________

                                   ASSIGNMENT


Dated:   ______________


FOR VALUE RECEIVED, _________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Stock Purchase Warrant (Certificate No. W-_____) with respect to the number of shares of the Warrant Stock covered thereby set forth below, unto:


Names of Assignee

Address___________________________ No. of Shares- -----------------


Name of Assignor: ___________________________________


Signature:___________________________________

Name:  ___________________________________

Title:  ___________________________________

                                   Schedule 1


            STOCK PURCHASE WARRANT AND REGISTRATION RIGHTS AGREEMENT

                            Number of Warrant Shares

                               One Preferred Share

                            Certificate No. W - _____

                   Registered Holder ________________________



Number of Shares of Warrant Stock
Effective on the Closing                               1,088

January 31, 2000                                       362

February 29, 2000                                      363

March 31, 2000                                         362

April 30, 2000                                         363

May 31, 2000                                           362

June 30, 2000                                          362

July 31, 2000                                          363

August 31, 2000                                        362

September 30, 2000                                     363

                                AMENDMENT NO. 10
                                       TO
                    THIRD AMENDED AND RESTATED LOAN AGREEMENT


          THIS AMENDMENT, dated as of January 31, 2000 ("Amendment No. 10"), is by and among LINC CAPITAL, INC. (formerly known as Scientific Leasing Inc.), a Delaware corporation (the "Borrower"), the banks from time to time party thereto (each a "Bank" and collectively, the "Banks"), and FLEET BANK, N.A. as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

                              W I T N E S S E T H:

          WHEREAS, the Borrower, the Banks and the Agent are parties to a Third Amended and Restated Loan Agreement dated as of July 22, 1997 (as amended, supplemented, restated or otherwise modified from time to time, including as amended hereby, the "Loan Agreement");

          WHEREAS, the Borrower has requested certain further amendments to the Loan Agreement including: (a) an extension of the Commitment Termination Date until December 31, 2000, (b) a decrease in the amount of the Temporary Commitment, and (c) amendments to the interest rate provisions, certain financial covenants, and certain other provisions thereof;

          WHEREAS, the Borrower and Connor Capital Corporation, a subsidiary of the Borrower ("Connor"), wish to clarify certain matters relating to the Loan Agreement;

          WHEREAS, one Bank is terminating its Commitment, one Bank may be decreasing its Commitment and a new bank may be joining the bank group as a Bank; and

          WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings specified in the Loan Agreement;

          NOW, THEREFORE, in consideration of the premises and for good and valuable consideration the receipt of which is hereby acknowledged, the Borrower, Connor, the Banks and the Agent agree as follows:

Article I.        Amendments to Loan Agreement.

          This Amendment No. 10 shall be deemed to be an amendment and supplement to the Loan Agreement, and shall not be construed in any way as a replacement therefor. All of the terms and provisions of this Amendment No. 10, including, without limitation, the representations and warranties set forth herein, are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein. The Loan Agreement is hereby amended, upon the satisfaction of the conditions precedent set forth in
Section 6.1 hereof, in the following respects, with such amendments to become effective on the date first above written except as otherwise indicated:

          1.1 Section 1.1, "Definitions", is amended to add the following new definitions where alphabetically appropriate:

          "Amendment No. 10" - Amendment No. 10 dated as of January 31, 2000, to the Third Amended and Restated Loan Agreement.

          "Charged Off Account" - any Contract or Account Receivable that was charged off by the Borrower or any Subsidiary after December 31, 1999.

          Delinquent Account Receivable" - Account Receivable that is more than 31 days past due in the making of a scheduled payment thereunder.

          "Delinquent Contract" - any Contract that is more than 31 days past due in the making of a scheduled payment thereunder.

          "Delinquency Ratio" - a fraction, expressed as a percentage, the numerator of which is equal to (a) the sum of (i) the Gross Contract Balance of Delinquent Contracts and Delinquent Accounts Receivable owned and managed by the Borrower and its Subsidiaries as of the last day of any calendar month and (ii) the Gross Contract Balance of all Charged Off Accounts as of the end of any calendar month less (b) the sum of (iii) the amount of any increase in the Adjusted Tangible Net Worth of the Borrower and any of its Subsidiaries occurring after December 31, 1999 in excess of $5,000,000, which increase results from the issuance, on terms and conditions satisfactory to the Agent in all respects, of an equity security or subordinated debt instrument, having terms satisfactory to the Agent in all respects, of the Borrower or any Subsidiary of the Borrower and (iv) the aggregate amount of all Recoveries after December 31, 1999 and the denominator of which is the sum of the Gross Contract Balance of all Contracts and Accounts Receivable and the Gross Contract Balance of all Charged Off Accounts owned or managed by the Borrower and its Subsidiaries as of the end of such calendar month.

          "EBITDA" - for any period, as to any Person, on a consolidated basis, the excess of (a) without duplication, the sum of (i) Net Income for such period plus (ii) amortization and depreciation for such period plus (iii) interest on all Indebtedness for such period plus (iv) taxes accrued for such period over (b) the net amount of items which are classified as extraordinary items for such period; as to all of the foregoing, as determined in accordance with GAAP, consistently applied.

          "Gross Contract Balances" - the total balance of the scheduled payments and Residual Values remaining due under the terms of any Contract or Account Receivable.

          "Leverage Ratio" - With respect to LCI and its Subsidiaries on a consolidated basis, for any period, the ratio of (a) Total Recourse Liabilities for such period to (b) Adjusted Tangible Net Worth for such period.

          "Net Income" - for any period, the net income (or loss) of the Borrower and its Subsidiaries on a consolidated basis after provision for or benefit from income and franchise taxes determined in accordance with GAAP.

          "Net Preferred Offering Proceeds" - with respect to the Preferred Offering, the aggregate amount of cash received by LCI in connection with the Preferred Offering (whether as initial consideration or through payment or disposition of deferred consideration) after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other direct expenses actually paid, and
          (b) the amount of taxes payable in connection with or as a result of such transaction.

          "Preferred Offering" - the proposed offering for sale by LCI of 300 shares of its Series A 8% Redeemable Preferred Stock having a par value of $0.01 per share, as more fully described on Schedule A annexed hereto.

          "Recoveries" - the proceeds from any Contract or Account Receivable or the related collateral recovered after such Contract or Account Receivable was charged off in accordance with the Borrower's charge off procedures as in effect on the date of Amendment No. 10.

          1.2 The definition of "Adjusted Tangible Net Worth" in Section 1.1 is amended to add the parenthetical "(including 100% of the Net Preferred Offering Proceeds)" immediately before the proviso included therein.

          1.3 The definition of "Applicable Margin" in Section 1.1 is amended to replace the grid appearing therein with the following:

                      Applicable Margin          Applicable Margin
                         for                                for
           Leverage Ratio    Prime Rate Loans          Eurodollar Loans

           less than 3.50:1          .15%                   1.50%

           3.50:1 or greater         .25%                   1.75%

          1.4 The definition of "Commitment Termination Date" in Section 1.1 is amended to replace the date "January 31, 2000" with the date "December 31, 2000".

          1.5 The definition of "Temporary Commitment" in Section 1.1 is amended to replace the amount "Fifteen Million Dollars ($15,000,000)" with the amount "Seven Million Five Hundred Thousand Dollars ($7,500,000)".

          1.6 The definition of "Borrowing Base" in Section 1.2 shall be amended to add a new clause (v) to subparagraph "(c)", "Residual Value Clause" to read as follows:

                    and (v) in no event shall the Post-Computation Amount included under this clause (c) in respect of Residual Values owned by either LCI or a Foreign Leasing Subsidiary exceed Six Million Dollars ($6,000,000) in the aggregate;

          1.7 Section 1.2(2), "Certain Concentration Limits", is amended to add the words "relating to Emerging Growth Companies" after the words "Unfunded Eligible Contracts" in the last paragraph thereof.

          1.8 Section 2.4, "Fees", is amended to add a new subsection (d) to read:

                    (d) In the event that the Obligations shall have been repaid in full and the Commitments terminated by the Borrowers at any time prior to June 30, 2000, the Borrowers shall pay to the Agent for the ratable benefit of the Banks a fee equal to 0.15% (fifteen basis points) of each Bank's Commitment as of the date of such repayment and termination, which fee shall be in addition to any other fees otherwise due and payable under the Loan Documents.

          1.9 Article 3, "Representations and Warranties", is amended to add a new Section 3.31 to read as follows:

          Section 3.31 Connor Assets.

                    As of the date of Amendment No 10, Connor Capital Corporation, a wholly-owned Subsidiary of LCI, owns no properties or assets of any nature whatsoever, whether tangible or intangible, except as set forth on Schedule C annexed to such Amendment No. 10.

          1.10 Section 6.9, "Financial Covenants", is amended (a) to restate subsection "(b)" to read

          (b) With respect to LCI and its Subsidiaries on a consolidated basis, at all times maintain a maximum Leverage Ratio not in excess of 4:1;

and (b) to include a new subsection "(c)" to read as follows:

          (c) With respect to LCI and its Subsidiaries, on a consolidated basis, have a ratio as at the end of each fiscal quarter set forth below for the three month period then ended of (i) EBITDA for such quarter to
          (ii) the sum of all interest on Indebtedness and all cash dividends paid by LCI and its Subsidiaries during such quarter at least equal to the amount set forth below opposite such quarter:


          Quarter ended                            Minimum Ratio

          December 31, 1999                           1.10:1
          March 31, 2000                              1.10:1
          June 30, 2000                               1.25:1
          September 30, 2000                          1.25:1
          December 31, 2000                           1.30:1

and to add a new subsection "(e)" to read as follows:

          (e) with respect to LCI and its Subsidiaries, on a consolidated basis, have an average Delinquency Ratio as of the last day of each month for the three month period then ended, commencing as of March 31, 2000, of not more than seven percent (7%). The Borrower shall provide to the Agent such information and reports as the Agent may request (in addition to those required to be provided under Section 5.11 of this Agreement) to demonstrate compliance with this provision.

          1.11  Article  6,  "Affirmative  Covenants",  is  amended to add a new
Section 6.23 to read as follows:

          Section 6.23      Net Income

                    The Borrower and its Subsidiaries, on a consolidated basis, shall have Net Income for fiscal year ending December 31, 1999 (as shown on the Borrower's audited Financial Statements for such period) of not less than negative One Million Dollars ($1,000,000).

          1.12 Section 7.9, "Investments", is amended (a) to restate subsection "(d)" to read as follows:

                    (d) Investments in the form of secured or unsecured loans to officers of any of the Borrowers but only to the extent outstanding on the date of Amendment No. 10;

          and (b) to replace the word "; and" at the end of subsection "f" with a period and to delete subsection "(g)".

          1.13. Section 7.22, "Certain Inactive Subsidiaries", is amended to read as follows:

          Section 7.22      Certain Inactive Subsidiaries.

                    Permit or suffer any Subsidiary (including Connor Capital Corporation) other than LINC Capital, Ltd., LINC Receivables Corporation, LINC Receivables 1999 Corporation, LINC Equipment Finance Corporation, LINC Equipment Receivables One LLC, and such other financing vehicle subsidiaries as the Agent may approve in writing, to engage in any business activities or to acquire any assets (other than immaterial assets not exceeding $250,000 in the aggregate in market value) or have any Investments or incur any Indebtedness or liabilities except in order to maintain corporate existence and except as otherwise in existence on the date of this Agreement as set forth on Exhibit D or on Exhibit T annexed hereto, and, with respect to Connor Capital Corporation, Schedule C to Amendment No. 10.

          1.14     Section 8.2, "Covenants", is amended to read as follows"

          Section 8.2      Covenants

                    Failure to perform or observe any of the agreements of any of the Borrowers or the subsidiaries contained in Section 6.9 or 6.17 or Article 7 hereof; provided however if such failure results from failure to observe Section 6.9(e), such failure shall not be an Event of Default thereunder if within sixty (60) days following such failure, the Adjusted Tangible Net Worth of the Borrower and its Subsidiaries is increased as a result of the issuance, on terms and conditions satisfactory to the Agent in all respect, of an equity security or subordinated debt instrument, having terms satisfactory to the Agent in all respects, by the Borrower or any Subsidiary of the Borrower in an amount sufficient to remedy such failure.

          1.15. Clause (a) (ii) of Section 8.9, "Ownership of Stock of the Borrowers" is amended to read as follows:

                    (ii) Martin Zimmerman,  Allen Palles and Robert Laing in the
          aggregate shall, without the prior written consent of the Banks, cease to beneficially own and control at least thirty-five percent (35%) of the voting power of the voting stock (having ordinary voting rights for the election of directors) of LCI, or Martin Zimmerman individually shall, without the prior written consent of the Banks, cease beneficially to own and control at least fifteen percent (15%) of the voting power of the voting stock (having ordinary voting rights for the election of directors of LCI); except that, upon at least ten
          (10) days' prior written notice to the Agent, Martin Zimmerman or Allen Palles or Robert Laing may transfer shares of LCI that are otherwise subject to the minimum ownership and control restrictions set forth in this subsection (ii) to his children or spouse or trusts for the benefit of any of them so long as (A) Martin E. Zimmerman continues at all times to have voting control with respect to such stock of LCI; (B) prior to any such transfer to children, spouse, or trusts, any such aforementioned transferee of Martin Zimmerman and Allen Palles and Robert Laing agrees in writing not to make any further transfers and to be bound by the provisions and prohibitions set forth in this Section 8.9(b)(ii) and to assume the obligations of the transferor thereunder, and (C) a legend is placed on any stock certificates transferred to any children, spouse or trusts to such effect.

          1.16    Section 8.13, "Stock Ownership" is amended to read as follows:

          Section 8.13     Stock Ownership and Change of Control.

                    (a) Without the prior written consent of the Banks, any Person (other than Allen Palles or Martin Zimmerman) shall acquire (together with its Affiliates) ownership or control of shares of capital stock of LCI having forty percent (40%) or more of the ordinary voting power to elect LCI's Board of Directors; or

                    (b) During any period of twelve (12) consecutive calendar months, individuals who at the beginning of such period constituted LCI's board of directors (together with any new directors whose election by LCI's board of directors or whose nomination for election by LCI's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office.

          1.17.Article  8,  "Events of  Default" is amended to add a new Section
          8.14 to read as follows:

          Section 8.14     Non-Renewal of Liquidity Facility.

                    The facility made available pursuant to the LINC Liquidity Agreement dated as of May 5, 1999 by and among Blue Keel Funding LLC, Fleet Bank N.A. as Agent and certain banks party thereto, shall terminate or fail to be renewed for any reason, and shall not be replaced, at the time of such termination or non-renewal, by a replacement facility satisfactory to the Agent in all respects.

Article II.   Deletion of Connor Capital Corporation as a Borrower.

          2.1 Notwithstanding the references to "Connor Capital Corporation" or "Connor" in Amendment No. 9, Connor (a) shall not be deemed to be a party to Amendment No. 9 or to the Loan Agreement, (b) is not a "Borrower" under the Loan Agreement, and (c) has no rights under the Loan Agreement. Accordingly, all references to Connor in Amendment No. 9 shall be void and have no force or effect, and the Borrower shall execute and deliver to each of the Banks (other than First Union National Bank (formerly known As Corestates Bank, N.A., and hereinafter call "First Union") as provided in Article III hereof) a Note (each a "New Note", and collectively, the "New Notes") substantially in the form attached to the Loan Agreement as Exhibit B-1 in replacement of the promissory notes dated November 1, 1999, executed by each of the Borrower and Connor (each an "Old Note", and collectively, the Old Notes"), whereupon each of the Banks (other than First Union) shall mark its Old Note "replaced by Replacement Note" and return it to the Borrower.

          2.2 Each of the Borrower and Connor hereby represents and warrants to the Banks that Connor has not borrowed any funds or incurred any obligations under the Loan Agreement since the date of Amendment No. 9, and that such representation and warranty shall be deemed to be a representation and warranty made in the Loan Agreement for purposes of
          Section 8.5 of the Loan Agreement. Nothing set forth in this Article II shall affect the rights and obligations of LCI as the Borrower under the Loan Agreement or Amendment No. 9.

Article III. Resignation of Bank; Possible Addition of New Bank and Decrease of Existing Commitment of Bank; Decrease in Temporary Commitment.

          3.1 The parties hereto hereby acknowledge and confirm that on the date hereof, (a) the Loans owing to First Union together with all accrued interest thereon and any other sums due and owing to First Union under the Loan Agreement and the other Loan Documents, shall be repaid, or paid, as the case may be, in full by the Borrower, and First Union shall thereupon cease to be a Bank under the Loan Agreement, and shall cease to have any rights or obligations under the Loan Agreement or under any other Loan Documents except such rights as expressly survive the termination of the Loan Agreement and the other Loan Documents, and (b) the Temporary Commitment shall be reduced from Fifteen Million Dollars ($15,000,000) to Seven Million Five Hundred Thousand Dollars ($7,500,000).

          3.2 After taking into effect the resignation of First Union and the reduction of the Temporary Commitment, the Total Commitment of the Banks shall be decreased from One Hundred Seventeen Million Dollars ($117,000,000) to One Hundred Seven Million Dollars ($107,000,000). The amount of each Bank's Commitment as a result of such decrease shall be as set forth under the heading "New Commitment" set forth in Schedule B annexed to this Amendment No. 10.

          3.3 In order to effect the foregoing, the Banks shall, on the date hereof, make appropriate adjustments among themselves in order that the amount of Loans outstanding to the Borrower from any Bank under the Loan Agreement is, in principal amount (as of the date hereof), in the same proportion to the outstanding aggregate principal amount of all Loans that such Bank's Commitment bears to the aggregate of all the Banks' Commitments, after giving effect to the resignation of First Union from the Bank group and the reduction of the Temporary Commitment. The Borrower and each of the other Loan Parties agrees and consents to the terms of this Section 3.3, and the Borrower confirms and agrees that it shall be liable to pay any and all amounts of the type referred to in Section 2.20 of the Loan Agreement which may arise in connection with this Amendment, the resignation of First Union from the Bank group and/or the reduction of the Temporary Commitment.

          3.4 Upon First Union 's receipt of an amount equal to its outstanding Loans and accrued interest, First Union shall return to the Borrower the promissory note made payable by the Borrower and Connor to First Union marked "Discharged by Substitution of Notes in favor of other Banks under Loan Agreement".

          3.5 In order to evidence the Temporary Loans by the Temporary Lender under the Temporary Commitment as amended hereby, the Borrower shall execute and deliver to the Temporary Lender a new note substantially in the form attached to the Loan Agreement as Exhibit B-2 reflecting the Temporary Commitment amount as amended hereby, dated the date hereof and otherwise duly completed (hereinafter, the "New Temporary Note"). Upon execution and delivery by the Borrower of the New Temporary Note, the Agent shall cause the Temporary Note being replaced by the New Temporary Note to be marked "Replaced by New Temporary Note", and returned to the Borrower.

          3.6 The parties acknowledge and agree that Mercantile/First Star Bank ("Mercantile") may become a member of the Bank group; provided, however, that (a) Mercantile's commitment under the Loan Agreement shall not exceed Fifteen Million Dollars ($15,000,000), (b) the aggregate Commitment of all of the Banks shall not exceed One Hundred Seven Million Dollars ($107,000,00), and accordingly, the Commitment of Fleet Bank N.A. ("Fleet") may be reduced in such amount as shall be necessary to cause the aggregate Commitments of all of the Banks to not exceed such limitation, and (c) each of the following conditions precedent shall have been satisfied as determined by the Agent no later than such date as shall be 15 Business Days after the date hereof:

                    (i) Mercantile shall have delivered to the Agent an undertaking pursuant to which it shall (1) confirm that it has received a copy of the Loan Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a Bank under the Loan Agreement, (2) agree that it will independently and without reliance upon the Agent or any Bank other than itself, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decision in taking or not taking action under the Loan Agreement, (3)
          acknowledge that neither the Agent nor any Bank makes any representation or warranty nor does the Agent or any Bank assume any responsibility with respect to (A) any statements, warranties or representations made in or in connection with the Loan Agreement or any other instrument or document furnished pursuant thereto or (B) the financial condition of the Borrower or any other Loan Party, or the performance or observance by the Borrower or any other Loan Party of any of its Obligations under the Loan Agreement or any other instrument or document furnished pursuant thereto, (4) appoint and authorize the Agent to take such action as its agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (5) agree that it will perform in accordance with their terms all of the obligations which, by the terms of the Loan Agreement, are required to be performed by it as a Bank;

                    (ii) Mercantile shall have delivered to the Agent a signature page to the Loan Agreement which shall evidence Mercantile's agreement to be bound by the terms of the Loan Agreement, and all other Loan Documents, and which signature page shall be attached to the Loan Agreement behind those of the existing members of the Bank group;

                    (iii) The Borrower shall have executed and delivered to the Agent a promissory note in substantially the form of Exhibit B-1 to the Loan Agreement payable to the order of (1) Mercantile (the "Mercantile Note") in the face amount of Mercantile's Commitment under the Loan Agreement which Commitment shall not exceed Fifteen Million Dollars ($15,000,000), and (2) if necessary, Fleet (the "Fleet Note", and together with the Mercantile Note, the "Contingent Notes") in the face amount of Fleet's Commitment under the Loan Agreement as reduced by the addition of Mercantile as a Bank;

                    (iv) The Agent shall have delivered to each of the Banks a revised schedule reflecting the Banks' respective Commitments taking into account the addition of Mercantile, and if appropriate, the decrease in Fleet's Commitment; and

                    (v) The Borrower shall have paid to Mercantile a fee in an amount to be agreed by the Borrower and Mercantile.

          The date upon which the forgoing conditions precedent shall have been satisfied shall be the "Satisfaction Date". Promptly after the Satisfaction Date, the Agent shall send written notice thereof to each of the Banks, and effective three Business Days after delivery of such notice, (a) Mercantile shall be deemed to have become a "Bank" under the Loan Agreement, (b) the Agent shall deliver the Mercantile Note and the Fleet Note as directed by Mercantile and Fleet, respectively, and (c) the Banks shall make appropriate adjustments among themselves in order that the amount of Loans outstanding to the Borrower from any Bank under the Loan Agreement is, in principal amount, in the same proportion to the outstanding aggregate principal amount of all Loans that such Bank's Commitment bears to the aggregate Commitments of all of the Banks, after giving effect to the addition of Mercantile as a Bank. The Borrower and each of the other Loan Parties agrees and consents to the terms of this Section 3.6, and the Borrower confirms and agrees that it shall be liable to pay any and all amounts of the type referred to in Section 2.20 of the Loan Agreement which may arise in connection with this Amendment and the addition of Mercantile to the Bank group. . Article IV. Consent to Preferred Offering.

          Subject to the satisfaction by the Borrower of the conditions precedent set forth in Article VI hereof, the Banks hereby consent to the Borrower's consummation of the Preferred Offering as the terms of such Offering are described in Schedule A annexed hereto notwithstanding any provision in the Loan Agreement which may otherwise prohibit the consummation by the Borrower of such transactions and waives any Default or Event of Default under the Loan Agreement which would otherwise result solely from the consummation by the Borrower of such transactions, such waiver to be granted only for the specific circumstances provided for herein.

Article V.        Representations and Warranties.

          5.1 The Borrower represents and warrants to the Agent and the Banks, as of the date hereof, as follows:

                    (a) The Borrower is duly organized and validly existing under the laws of its state of organization and has the power to own its assets and to transact the business in which it is presently engaged and in which it proposes to be engaged.

                    (b) The Borrower is in good standing in its state of incorporation and in each state in which it is qualified to do business. There are no jurisdictions in which the character of the properties owned by the Borrower or in which the transaction of the business of the Borrower as now conducted requires or will require the Borrower to qualify to do business, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Collateral in the Borrowing Base or on the business, operations, financial condition, or properties of the Borrower.

                    (c) The Borrower has the power (a) to execute and deliver this Amendment No. 10, each of the New Notes (which New Notes shall hereinafter include the New Temporary Note), and the Contingent Notes, the other Loan Documents contemplated hereby and each document, agreement instrument or other writing to be executed and delivered by the Borrower in connection with the Preferred Offering (collectively, the "Offering Documents"), and to perform the Loan Agreement as amended hereby, the other Loan Documents contemplated hereby, and each of the Offering Documents, and (b) to consummate the Preferred Offering in accordance with the terms and conditions described on Schedule A annexed hereto and the Offering Documents. No consent or approval of any Person (including, without limitation, any stockholder of the Borrower), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with (a) the execution or delivery by the Borrower of this Amendment No. 10, each of the New Notes and the Contingent Notes, any of the other Loan Documents contemplated hereby, or any of the Offering Documents or (b) the consummation by the Borrower of the Preferred Offering.

                    (d) This  Amendment  No.  10,  each of the New Notes and the
          Contingent Notes, each of the other Loan Documents contemplated hereby, and Offering Document has been or will be duly executed and delivered by the Borrower party thereto and each constitutes or will constitute the valid and legally binding obligation of the Borrower, enforceable in accordance with its terms, except that the remedy of specific performance and other equitable remedies are subject to judicial discretion and except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally.

                    (e) The execution and delivery by the Borrower of this Amendment No. 10, each of the New Notes and the Contingent Notes, each of the other Loan Documents contemplated hereby and each of the Offering Documents, and the performance by the Borrower under each of the aforementioned documents, and the consummation by the Borrower of the Preferred Offering, does not and will not violate any provision of law (including, without limitation, the Williams Act, Sections 13 and 14 of the Securities and Exchange Act of 1934, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and Regulations U, G and X of the Board of Governors of the Federal Reserve System and the rules and regulations promulgated thereunder) and does not and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or any certificate of incorporation or by-laws of or applicable to the Borrower or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, instrument, document, bond, note or indenture to which the Borrower is a party, or by which it is bound or any of its properties or assets is affected, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of the Borrower or any other Loan Party, except for the Liens created and granted pursuant to the Security Documents or otherwise permitted under the Loan Agreement.

                    (f) All of the properties and assets owned by the Borrower and each of the Subsidiaries and all of the properties and assets owned by any other Loan Party which properties or assets are covered by a Security Document executed by such Loan Party are owned by each of them, respectively, free and clear of any Lien of any nature whatsoever, except as provided for in the Security Documents and as permitted by Section 7.2 of the Loan Agreement. The Liens which have been created and granted by the Security Documents constitute valid perfected Liens on the properties and assets covered by such Security Documents, subject to no prior or equal Lien except as permitted by
          Section 7.2 of the Loan Agreement.

                    (g) The Liens granted pursuant to the Security Documents secure, without limitation, the Obligations under the Loan Agreement as amended by this Amendment No. 10, whether or not so stated in the Security Documents. The terms "Obligations" as used in the Security Documents (or any other term used therein to refer to the Indebtedness, liabilities and obligations of the Borrower to the Banks or the Agent) include, without limitation, Indebtedness, liabilities and obligations to the Banks and the Agent under the Loan Agreement as amended by this Amendment No. 10.

Article VI.  Conditions.

          6.1 Conditions. The amendments and consent set forth in Articles I, II, III, and IV above shall be subject to the fulfillment by the Borrower, in a manner satisfactory to the Agent, of all of the conditions precedent set forth in this Section 6.1:

                    (a) The Borrower and each of the Banks shall have executed and delivered to the Agent this Amendment No. 10, and the Borrower shall have executed and delivered to each Bank its respective New Note or Notes.

                    (b) (i) The  representations  and  warranties  contained  in
          Article V of this Amendment No. 10 and in each other agreement, instrument, certificate or other writing delivered to the Agent or any Bank pursuant hereto or to the Loan Agreement shall be correct on and as of the date hereof (after giving effect to the waivers included herein) as though made on and as of such date, and (ii)-no Default or Event of Default shall have occurred and be continuing on the date hereof; and execution and delivery of this Amendment No. 10 shall constitute confirmation by the Borrower of the truth and accuracy and satisfaction of the conditions of this Section 6.1.

                    (c) The Agent shall have received copies of the resolutions of the board of directors of the Borrower, certified as true, correct and complete by an officer thereof, authorizing the execution and delivery of this Amendment No. 10, the New Notes, the Contingent Notes and the Offering Documents.

                    (d) The Agent shall have received in form and substance satisfactory to the Agent a certificate of an authorized officer of each of the Borrower certifying the names and true signatures of the officer authorized to sign this Amendment No. 10 and each of the other documents contemplated hereby together with evidence of the incumbency of such authorized officer.

                    (e) The Borrower shall have paid to each Bank, in addition to any other fees otherwise due and payable under the Loan Documents, an amendment fee in consideration of the agreement of the Banks to the terms hereof in an amount equal to 0.20% (twenty basis points) of such Bank's Commitment as of the date hereof.

                    (f) The Borrower shall have received Net Offering Proceeds at least equal to Five Million Dollars ($5,000,000).

                    (g) The Agent shall have received an opinion, in form and substance satisfactory to the Agent, of Allen P. Palles, Esq. or James Froberg, Esq., counsel to the Borrower as to such matters relating to this Amendment No. 10 as the Agent may reasonably request.

                    (h) The Borrower shall have (a) paid all fees and expenses of counsel to the Agent incurred in connection herewith, and (b) otherwise complied in all respects with the terms hereof and of any other agreement, document, instrument or other writing to be delivered by the Borrower in connection herewith.

                    (i) All legal matters incident to this Amendment No. 10 shall be reasonably satisfactory to the Agent and counsel to the Agent.

Article VII.  Miscellaneous.

          7.1 The Loan Agreement and the other agreements to which the Borrower is a party delivered in connection herewith or with the Loan Agreement are, and shall continue to be, in full force and effect, and are hereby ratified and confirmed in all respects, except that on and after the effectiveness of this Amendment No. 10 (a) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby, (b) all references in the Loan Agreement, the Security Documents or any other agreement, instrument or document executed and delivered in connection therewith to (i) the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended hereby, and (ii) the "Loans" (or any other term or terms used in any of such documents to describe or refer to Loans made by the Banks to the Borrower under the Loan Agreement) shall be deemed to refer to Loans made by the Banks to the Borrower pursuant to the Loan Agreement as amended hereby.

          7.2 The Loan Agreement, the Security Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment No. 10. Except as so amended hereby, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms. The execution and delivery of this Amendment No. 10 by the Borrower, the Banks and the Agent shall not waive or be deemed to waive any default which has occurred or which may be occurring in respect of the Loan Agreement, and each of the waivers granted hereunder shall be effective only in the specific instance and for the purpose for which given. All of the terms and provisions of this Amendment No. 10 are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein.

          7.3 The miscellaneous provisions under Article 10 of the Loan Agreement, together with the definitions of all terms used therein, and all other Sections of the Loan Agreement to which such Sections refer are hereby incorporated by reference as if the provisions thereof were set forth in full herein.

          7.4 This Amendment No. 10 may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original, and all such counterparts shall constitute one and the same instrument. Signatures transmitted by facsimile shall be deemed as effective as manually executed originals.

          7.5 THIS AMENDMENT NO. 10 SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment No. 10 to Third Amended and Restated Loan Agreement to be duly executed as of the date first above written.

                                         LINC CAPITAL, INC. (formerly known
                                         as SCIENTIFIC LEASING, INC.),
                                         as Borrower


                                         By_________________________________
                                         Name:
                                         Title:

                                         FLEET BANK, N.A. (formerly NATWEST
                                         BANK N.A.) as Agent and as a Bank


                                         By_________________________________
                                         Name:
                                         Title:


                                         UNION BANK OF CALIFORNIA, N.A.


                                         By_________________________________
                                         Name:
                                         Title:

                                         LASALLE BANK NATIONAL ASSOCIATION
                                       (formerly known as LASALLE NATIONAL BANK)

                                         By_________________________________
                                         Name:
                                         Title:

                                       [Signature Page to Amendment No. 10 Under
                         LINC Capital Third Amended and Restated Loan Agreement]

                                       BANK ONE, NA (formerly known as THE FIRST
                                       NATIONAL BANK OF CHICAGO)

                                         By_________________________________
                                         Name:
                                         Title:


                                         EUROPEAN AMERICAN BANK

                                         By_____________________________
                                         Name:
                                         Title:


                                         KEY BANK NATIONAL ASSOCIATION

                                         By: _______________________________
                                         Name:
                                         Title:


                                         NATIONAL CITY BANK

                                         By: _________________________________
                                         Name:
                                         Title:



                                         The undersigned executes
                                         this Amendment No. 10 solely
                                         for the purpose of agreeing
                                         to the terms and conditions of
                                         Article II hereof.

                                         CONNOR CAPITAL CORPORATION,


                                         By_________________________________
                                         Name:
                                         Title:

                    [Signature Page to Amendment No. 10 Under
             LINC Capital Third Amended and Restated Loan Agreement]

                                  Schedule A
                        Terms of Preferred Stock Offering


                               on file with Agent
                                   Schedule B


Bank                                        New Commitment

Fleet Bank, N.A.                            $29,000,000
Union Bank of California, N.A.              $10,000,000
First Union National Bank                   $0
LaSalleBank National Association            $15,000,000
Bank One NA                                          $10,000,000
European American Bank                      $  8,000,000
Key Bank National Association               $18,000,000
National City Bank                                   $17,000,000

Total                                                 $107,000,000



Bank                                         Temporary Commitment

Fleet Bank N.A.                              $7,500,000

                                   Schedule C
                      Assets of Connor Capital Corporation




                                      none

                                  Exhibit 99.1



COMPANY:                         FINANCIAL RELATIONS
BOARD:

Martin E. Zimmerman    Eileen O'Brien          Marilyn Windsor   Alicia De Costa
 Chairman & CEO     SVP, Investor Relations  General Inquiries Analyst Inquiries
 312-946-1000          312-946-1000 x7478      312-640-6692         312-640-6780



                              FOR IMMEDIATE RELEASE
Tuesday, February 1, 2000


               LINC CAPITAL ANNOUNCES PLACEMENT OF PREFERRED STOCK
                         AND RENEWAL OF CREDIT FACILITY


CHICAGO, February 1, 2000-LINC Capital, Inc. (Nasdaq: LNCC), a specialty finance company, announced the initial closing of $5,625,000 of 8 percent redeemable preferred stock, as well as renewal of the company's credit facility.

The company announced that it has completed an initial closing of the private placement for up to $7.5 million in Series A 8 percent cumulative redeemable preferred stock with detachable warrants. The initial closing was for $5,625,000. Warrants to purchase 326,250 shares of the company's common stock at $5.49 per share were issued by the company to investors. Additional warrants for up to 652,500 shares may be issued on a pro rata basis through September 30, 2000, if the preferred shares are not redeemed as a result of a change of control or a refinancing prior to that time. Approximately 45 percent of the investment in the preferred stock was made by the company's management and the balance by unrelated private and institutional investors.

LINC also announced that it had renewed its revolving credit facility until December 31, 2000 for $107 million. In addition to its revolving credit facility, the company has a $289 million commercial paper conduit facility that also provides funding for its lease originations. At December 31, 1999, $155.8 million of the total available facilities were unused.

Martin E. Zimmerman, chairman and chief executive officer, commented, "We are pleased to announce the initial closing of a preferred stock placement and the renewal of our credit facility for $107 million. As previously announced, we are continuing to work with U. S. Bancorp Piper Jaffray to study strategic alternatives to enhance future shareholder value and continue to be optimistic about the outcome of this process."

LINC Capital, Inc. provides equipment leasing and other asset based financing to equipment vendors and growth companies specializing in the telecom/computer networking, information technology and healthcare markets. It also distributes, rents and leases analytical instruments.

Certain statements in this news release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance of or achievement of LINC Capital, Inc. to be materially different from any future results, performance or achievement expressed or implied in such forward-looking statements.


Visit the LINC Capital website at www.linccapital.com